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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Vist Financial Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on Tuesday, April 21, 2009:

        The Notice of 2009 Annual Meeting and Proxy Statement, the Proxy Card, and the 2008 Annual Report to Shareholders are available at http://www.vistfc.com.

        For directions to the Reading Crowne Hotel to attend the meeting and vote in person, please contact Jenette L. Eck, Corporate Secretary, by telephone at 610-603-7211, or by email at JEck@VISTfc.com

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 21, 2009

TO THE SHAREHOLDERS OF VIST FINANCIAL CORP:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of VIST Financial Corp. will be held at 11:00 A.M. (Eastern Time) on Tuesday, April 21, 2009, at the Reading Crowne Hotel (formerly Sheraton-Reading Hotel), 1741 Papermill Road, Wyomissing, Pennsylvania, 19610, for the following purposes:

  1.
  To elect five Class III Directors, each for a three-year term. The nominees of the Board of Directors for election as Class III Directors are James H. Burton, Robert D. Carl III, Philip E. Hughes, Jr., Frank C. Milewski, and Harry J. O'Neill III.

  2.
  To consider and vote on the VIST Financial Corp. 2010 Non-Employee Director Compensation Plan.

  3.
  To consider and vote on an advisory (non-binding) vote on executive compensation.

  4.
  To ratify the appointment of Beard Miller Company LLP as VIST's independent registered public accounting firm for the year 2009.

  5.
  To transact any such other business as may properly be presented at the meeting or any adjournment or postponement of the meeting.

        In accordance with the bylaws of VIST and action of the Board of Directors, only those shareholders of record at the close of business on Monday, March 2, 2009, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

        Your vote is important regardless of the number of shares that you own. Please submit your vote either by mail, via the Internet, or by person at the meeting. Giving your proxy by mail or via the Internet does not affect your right to vote in person if you attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Jenette L. Eck, Secretary

March 18, 2008

 PROXY STATEMENT
Dated and to be mailed March 17, 2009

VIST FINANCIAL CORP.
1240 BROADCASTING ROAD
WYOMISSING, PENNSYLVANIA 19610
610.478.9922

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 21, 2009

i

        Although we recommend that you read carefully the full text of the enclosed Proxy Statement, we have prepared the following "Questions and Answers" to assist you in understanding the voting procedures and information on each Proposal. We refer in this Proxy Statement to VIST Financial Corp. as "VIST" or the "Company."

QUESTIONS AND ANSWERS

Q.	What am I voting on?
A.	• Election of five Class III Directors to a three-year term. The nominees of the Board of Directors are:
• James H. Burton
• Robert D. Carl III
• Philip E. Hughes, Jr.
• Frank C. Milewski
• Harry J O'Neill III
• To approve the VIST Financial Corp. 2010 Non-Employee Director Compensation Plan.
• To consider an advisory (non-binding) vote on executive compensation.
• To ratify the appointment of Beard Miller Company LLP as VIST's independent registered public accounting firm for the year ending December 31, 2009.
Q.	How does the Board of Directors recommend that I vote my shares?
A.	The Board of Directors recommends that you vote your shares as follows:
• "FOR" the nominees of the Board of Directors for election as Class III Directors (see Matter No. 1);
• "FOR" approval of the VIST Financial Corp. 2010 Non-Employee Director Compensation Plan (see Matter No. 2);
• "FOR" approval of the advisory (non-binding) vote on executive compensation (see Matter No. 3); and
• "FOR" ratification of the appointment of Beard Miller Company LLP as VIST's independent registered public accounting firm for the year ending December 31, 2009 (see Matter No. 4).
Q.	Who is entitled to vote?
A.	Shareholders of record as of the close of business on Monday, March 2, 2009.
Q.	How many votes do I have?
A.	Each share of common stock is entitled to one vote.
Q.	How do I vote?
A.	You may vote by completing and returning the enclosed proxy card or by voting in person at the meeting. In addition, you may be able to vote via the Internet, as described below.

Voting by Proxy. You may vote by completing and returning the enclosed proxy card. Your proxy will be voted in accordance with your instructions. If you do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted in favor of that proposal.
ON YOUR PROXY CARD:
• Mark your selections;
• Date and sign your name exactly as it appears on your card; and

• Mail to American Stock Transfer & Trust Company, Shareholder Services, in the enclosed return envelope.

Voting by Internet. If you are a registered shareholder, you may vote electronically through the Internet by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote via the Internet. If so, the voting form your nominee sends you will provide Internet instructions.
Voting in person. If you attend the meeting, you may deliver your completed proxy card in person or may vote by completing a ballot which will be available at the meeting.
Should you have any questions on the procedure for voting your shares, please contact American Stock Transfer & Trust Company, Shareholder Services, at 800.937.5449.
Q.	Can I revoke my proxy and change my vote after I have returned my proxy card?
A.	You may revoke your proxy at any time before it is exercised by either:
• Submitting to the Secretary a written notice of revocation or a subsequently executed proxy card; or
• Attending the meeting and voting in person.
Q.	What does it mean if I get more than one proxy card?
A.
Your shares are probably registered differently or are in more than one account. Sign and return all proxy cards to ensure that all shares are voted. If you would like to inquire about having all of your accounts registered in the same name and address, please contact American Stock Transfer & Trust Company, Shareholder Services, 800.937.5449.
Q.	What constitutes a quorum for the Annual Meeting?
A.
As of March 2, 2009, 5,728,318 shares of VIST Financial Corp. common stock were issued and outstanding, each of which will be entitled to one vote at the meeting. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. If you vote by proxy, your shares will be included for determining the presence of a quorum. Both abstentions and "broker non-votes" are also included for purposes of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary voting power to vote such shares.
Q.	Assuming the presence of a quorum, what is the vote required to approve the matters to be considered at the meeting?
A.
The nominees for election as Class III Directors who receive the highest number of votes cast, in person or by proxy, at the meeting will be elected as Class III Directors. Shareholders cannot cumulate votes for the election of directors. The affirmative vote of a majority of all votes cast, in person and by proxy, at the meeting is required to approve the other matters to be considered at the meeting. Under Pennsylvania law, abstentions and broker non-votes will not affect the outcome of any of the matters being voted on at the meeting.
Q.	Who will count the vote?
A.	A representative of American Stock Transfer & Trust Company, VIST's transfer agent, will tabulate the votes and act as the inspector of election.
Q.	Is my vote confidential?
A.
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner designed to protect your voting privacy. Your vote will not be disclosed either within VIST or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management.
Q.	Who will bear the cost of soliciting votes for the Annual Meeting?
A.
VIST will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by the Company's directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. VIST has retained the services of American Stock Transfer & Trust Company to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries, and to tabulate votes at the meeting. VIST estimates that it will pay a fee of $20,000 for these services. In addition, VIST may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.
Q.	What happens if additional proposals are presented at the Annual Meeting?
A.
Other than the proposals described in this proxy statement, VIST does not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Jenette Eck, Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.
Q.	May I propose actions for consideration at next year's Annual Meeting of Shareholders or nominate individuals to serve as directors?
A.	You may submit proposals for consideration at future annual shareholder meetings, including director nominations.

Shareholder Proposals: A shareholder who desires to submit a proposal to be considered for inclusion in our proxy statement for the annual meeting to be held in 2010 in accordance with the rules of the Securities and Exchange Commission, must submit the proposal to us at our principal executive offices, 1240 Broadcasting Road, PO Box 6219, Wyomissing, Pennsylvania, 19610-0219, on or before November 18, 2009.

A shareholder proposal submitted after November 18, 2009, or which does not otherwise meet the requirements of the Securities and Exchange Commission, will not be included in our proxy statement for the annual meeting to be held in 2010, but may nevertheless be presented at the annual meeting. To present a proposal at the annual meeting in 2010, a shareholder must submit a notice at our principal executive offices no earlier than January 22, 2010, and no later than February 20, 2010, containing the information specified in our bylaws. If the annual meeting in 2009 is not held within 30 days prior to or after April 21, 2010 (the date of the annual meeting in 2009), the notice must be delivered to or mailed and received at the principal executive offices within five days of mailing the notice of meeting or public disclosure of the meeting date.

If the shareholder intending to present such a proposal has not provided us written notice of the matter on or after January 22, 2010 and on or before February 20, 2010 as required by our bylaws, the chairman of the meeting may declare the proposal out of order and, in any event, proxy holders of the Board of Directors would have discretionary authority to vote on such proposal at the meeting.

Director Nominations: Our bylaws permit nominations for election to the Board of Directors to be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations for directors made by shareholders, other than those made by management, must be made by notice in writing to the President no less than 60 days and no more than 90 days before the anniversary date of the immediately preceding annual meeting provided the meeting is held within

30 days of the date of the preceding year's annual meeting. The notification must contain the information specified in our bylaws. The presiding officer of the meeting may, in such officer's sole discretion, refuse to acknowledge the nomination of any person which the presiding officer determines is not made in compliance with the foregoing procedure. As of the date of this proxy statement, we have not received a notice of nomination for election as a director from any shareholder.

Copy of Bylaw Provisions: You may contact our VIST's Corporate Secretary at our corporate headquarters for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and for nominating director candidates.

MATTER NO. 1
ELECTION OF CLASS III DIRECTORS

General

        VIST's bylaws provide that its business shall be managed by a Board of Directors of not less than five and not more than twenty-five persons. The Board of Directors of the Company, as provided in the bylaws, is divided into three classes, with each being as nearly equal in number as possible. As of March 2, 2008, the Board of Directors consisted of fourteen members:

  •
  Class I—five members

  •
  Class II—four members

  •
  Class III—five members

        Under the bylaws, a vacancy on the Board of Directors is filled by the remaining members of the Board. If the vacancy results from death, resignation or removal of a director, the director elected to fill the vacancy will become a member of the Class in which the vacancy occurred. By comparison, persons elected by the Board of Directors in connection with an increase in the size of the Board are designated by the Board of Directors as belonging to either Class I, Class II, or Class III. In either case, the bylaws further provide that each director so elected remains a member of the Board of Directors until his or her successor is elected by shareholders at the next annual meeting of shareholders at which directors of the same Class are elected. Under Pennsylvania law and the Company's articles of incorporation, directors of the Company may be removed from office by a vote of shareholders only for cause.

        Under the bylaws, no person shall be eligible for nomination or for election to the Board of Directors of the Company once such person attains the age of 70 years, provided that the Director was not elected pursuant to the terms of a definitive agreement of acquisition or merger approved by the Board of Directors of the Company. Directors in office on the date of the adoption of the mandatory retirement age are not subject to such provision.

        The term of office for each director in Class III expires on the date of the Annual Meeting of Shareholders on April 21, 2009. Five Class III directors have been nominated for election at the meeting to serve for three-year terms expiring on the date of the Annual Meeting of Shareholders in 2012. The five nominees for election as Class III directors receiving the highest number of votes at the meeting will be elected to serve as directors.

        Any shareholder who wishes to withhold authority to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. No proxy may be voted for a greater number of persons than the number of nominees named. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. Management, however, has no present reason to believe that any nominee listed below will be unable to serve as a director, if elected.

 DIRECTOR INFORMATION

Nominees for Class III Directors to serve for a three-year term, expiring in 2012:

Name	Age	Principal Occupation or Employment for Past 5 Years
James H. Burton	52	President of Manchester Copper Products, LLC. A director since 2000, he serves on the following Board Committees:
		•	Audit Committee
		•	Executive Committee
		•	Governance Committee, Chair
Robert D. Carl, III	55	Chairman, President and Chief Executive Officer of CSCM, Inc., an operator of diagnostic imaging clinics. A director since 2008, he serves on the following Board Committees:
		•	Audit Committee
		•	Executive Committee
Philip E. Hughes, Jr.	59	CPA and attorney, Larson Allen, a CPA firm. A director since 2005, he serves on the following Board Committees:
		•	Audit Committee
Frank C. Milewski	58	Regional President of Providence Service Corporation, a human services provider. Vice Chairman VIST Financial Corp. and VIST Bank, a director since 2002, he serves on the following Board Committees:
		•	Asset-Liability Committee
		•	Audit Committee, Chair
		•	Executive Committee
		•	VIST Bank Executive Credit Committee
Harry J. O'Neill, III	59	President of O'Neill Financial Group, Inc., a personal holding company. A director since 1984, he serves on the following Board Committees:
		•	Audit Committee
		•	VIST Bank Executive Credit Committee

        THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" THE ELECTION OF THESE CLASS III DIRECTORS.

Continuing Class I Directors to serve until 2010:

Name	Age	Principal Occupation or Employment for Past 5 Years
Andrew J. Kuzneski, III	41	Principal of Kuzneski Financial Group. A director since 2007, he serves on the following Board Committees:
		•	Executive Committee
		•	Governance Committee
		•	Human Resources/Compensation Committee
M. Domer Leibensperger	68	President of Leibensperger Funeral Homes, Inc. A director since 2005, he serves on the following Board Committees:
		•	Human Resources/Compensation Committee
		•	VIST Bank Executive Credit Committee
Brian R. Rich	49	President of Reading Anthracite Company. A director since 2008, he serves on the following committees:
		•	Human Resources/Compensation Committee
Karen A. Rightmire	61	President of United Way of Berks County. A director since 1994, she serves on the following Board Committees:
		•	Executive Committee
		•	Governance Committee
		•	Human Resources/Compensation Committee, Chair
Alfred J. Weber	56	President of Tweed-Weber, Inc., a management consulting firm. Chairman, VIST Financial Corp. and VIST Bank, a director since 1995, he serves on the following Committees:
		•	Executive Committee, Chair
		•	Governance Committee
		•	Human Resources/Compensation Committee

Continuing Class II—Directors to serve until 2011:

Name	Age	Principal Occupation or Employment for Past 5 Years
Patrick J. Callahan	50	Finance Director of The DePaul Group, a multi-industry organization. A director since 2004, he serves on the following Board Committees:
		•	VIST Bank Executive Credit Committee
Robert D. Davis	61

President and Chief Executive Officer of VIST Financial Corp. and VIST Bank; Chairman of VIST Insurance, LLC; Chairman of VIST Capital Management, LLC. A director since 2005, he serves on the following Board Committees:

		•	Asset-Liability Committee
		•	Executive Committee
		•	VIST Bank Executive Credit Committee
Charles J. Hopkins	58	Vice Chair VIST Insurance, LLC, a full service insurance agency, a wholly-owned subsidiary of VIST Financial Corp. A director since 1999, he serves on the following Board Committees:
		•	Executive Committee
Michael J. O'Donoghue	66	Partner at Wisler, Pearstine, Talone, Craig, Garrity & Potash, a law firm. A director since 2004, he serves on the following Board Committees:
		•	Asset-Liability Committee

BENEFICIAL OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

        The following table shows the beneficial ownership of our common stock as of January 31, 2009, by each director and executive officer, and the directors and executive officers as a group. Unless otherwise indicated in a footnote, shares are not pledged as security.

Director and Executive Officer Stock Ownership

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Total Shares Outstanding
James H. Burton	11,892	(2)	*
Patrick J. Callahan	9915		*
Robert D. Carl, III	247,779	(3)	4.33%
Robert D. Davis	63,576	(4)	1.11%
Charles J. Hopkins	81,925		1.43%
Philip E. Hughes, Jr.	34,477	(5)	*
Andrew J. Kuzneski, III	128,229	(6)	2.24%
M. Domer Leibensperger	20,504		*
Frank C. Milewski	45,333	(7)	*
Michael J. O'Donoghue	14,215	(8)	*
Harry J. O'Neill, III	24,067		*
Brian R. Rich	49,285	(9)	*
Karen A. Rightmire	26,818		*
Alfred J. Weber	28,336		*
Edward C. Barrett	38,524		*
Jenette L. Eck	17,710	(10)	*
Terry F. Favilla	7,997		*
Michael C. Herr	12,807		*
Christina S. McDonald	11,990		*
Neena M. Miller	1,905		*
All directors and executive officers as a group (19 persons)	877,284		15.31%

*
Less than 1% of the outstanding shares of common stock.

(1)
The amounts include the following shares of common stock that the individual has the right to acquire by April 1, 2009 by exercising outstanding stock options:

James H. Burton	6,311	Harry J. O'Neill III	12,972
Patrick J. Callahan	5,702	Karen A. Rightmire	12,972
Robert D. Davis	57,791	Alfred J. Weber	12,972
Charles J. Hopkins	13,126	Edward C. Barrett	20,377
Philip E. Hughes, Jr	4,544	Jenette L. Eck	15,484
Andrew J. Kuzneski, III	1,000	Terry F. Favilla	6,997
M. Domer Leibensperger	12,972	Michael C. Herr	12,105
Frank C. Milewski	11,695	Christina S. McDonald	11,077
Michael J. O'Donoghue	5,702	Neena M. Miller	1,667
All directors and officers as a group	225,466
(2)
All shares held joint with spouse

(3)
Includes:
5,770 shares held by James Robert Currie Carl, a minor under UGTMA of Georgia
5,770 shares held by Annelies Aemilia Currie Carl, a minor under UGTMA of Georgia
10,805 shares held by Patricia A. Donahue Trust FBO James Robert Currie Carl
10,805 shares held by Patricia A. Donahue Trust FBO Annelies Aemilia Currie Carl
1,764 shares held by Robert D. Carl, III, QDT QTIP Trust
11,242 shares held by spouse.

(4)
Includes 4,652 shares held joint with spouse.

(5)
Includes 20,439 shares held joint with spouse.

(6)
Includes 121,550 shares held by Berkshire Securities Corp.

(7)
Includes 21,790 shares held joint with spouse.

(8)
Includes 349 shares held joint with spouse, and 233 shares held by spouse.

(9)
Includes:
6,886 shares held by Rich Benefits Group, LLC
551 shares held by IRA Philadelphia Trust
1,598 shares held by Philadelphia Trust
2,476 shares held by B-D Mining
2,486 shares held by Waste Management & Processors, Inc.
2,577 shares held by Schuylkill Reclamation Corp.
7,457 shares held by Schuylkill Energy Resources, Inc.
7,457 shares held by Reading Anthracite Co.
3,734 shares held by Morea Steam Co.
78 shares held by spouse
204 shares held by children.

(10)
Includes 41 shares held joint w/spouse

CORPORATE GOVERNANCE

        Our governing body is our Board of Directors. The Board is elected by and accountable to our shareholders to direct and oversee our management in the long-term interests of shareholders.

Corporate Governance Principles

        The Board has adopted corporate governance principles that, together with our articles of incorporation, bylaws, and the charters of Board Committees, provide a framework for the governance of the Company. The principles are intended to assist the Board in the exercise of its responsibilities. As the operation of the Board is a dynamic and evolving process, these principles are reviewed annually and may be changed by the Board from time to time. A copy of these principles is available at our website at www.VISTfc.com, or by contacting the Corporate Secretary.

Director Independence

        The Board of Directors has affirmatively determined that James H. Burton, Robert D. Carl, III, Philip E. Hughes, Jr., Andrew J. Kuzneski, III., M. Domer Leibensperger, Frank C. Milewski, Harry J. O'Neill, III, Brian R. Rich, Karen A. Rightmire, and Alfred J. Weber are independent within the meaning of the Nasdaq listing standards. In addition, all members of the Board serving on the Audit, Governance and Human Resources/Compensation Committee are independent within the meaning of the Nasdaq listing standards applicable to each committee. The Board determined that the following directors are not independent within the meaning of the Nasdaq listing standards: Robert D. Davis, President and Chief Executive Officer of the Company and VIST Bank, Charles J. Hopkins, Vice Chairman of VIST Insurance, LLC, a wholly owned subsidiary of the Company, Patrick J. Callahan, Finance Director of The DePaul Group of Companies, and Michael J. O'Donoghue, Partner at Wisler, Pearstine, Talone, Craig, Garrity & Potash, LP. Mr. Callahan is not independent within the meaning of Nasdaq listing standards because he is an executive officer of The DePaul Group, which leases to VIST Bank certain real estate on which financial centers in the Philadelphia market located. Mr. O'Donoghue is not independent within the meaning of Nasdaq listing standards because he is the brother-in-law of a principal of The DePaul Group.

        The Board has determined that a lending relationship resulting from a loan made by VIST Bank to a director would not affect the determination of independence if the loan complies with Regulation O under the federal banking laws. The Board also determined that maintaining with VIST Bank a deposit, savings or similar account by a director or any of the director's affiliates would not affect the determination of independence if the account is maintained on the same terms and conditions as those available to similarly situated customers. Additional categories or types of transactions or relationships considered by the Board regarding director independence include, but are not limited to: reciprocal directorships ("director interlocks"), existing significant consulting relationships, an existing commercial relationship between the director's organization and VIST, or new business relationships that develop through Board membership.

        The independent directors meet regularly in executive session without management present. The Board has appointed an independent director to serve as Chairman of the Board. The Chairman also serves as chair of the Board's executive sessions (without management present).

Board Membership Criteria

        Each member of the Board must possess the individual qualities of integrity, high performance standards, mature confidence, informed judgment, and financial literacy. Each director is required to own a significant equity position in the company. Non-employee directors are required to own stock worth at least three times their average annual director fees for the previous three years, and are required to receive 100% of their director fee payments in Company stock until this requirement is met.

Code of Conduct

        We have adopted a Code of Conduct that includes a conflict of interest policy and applies to all directors, officers and employees. All of our directors, officers and employees are required to affirm in writing their acceptance of the Code of Conduct. The Code of Conduct is available for review at our website at www.VISTfc.com or by contacting the Corporate Secretary.

Communications With Directors

        The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors should send any communication to Corporate Secretary, VIST Financial Corp., P.O. Box 6219, Wyomissing, Pennsylvania 19610. Any such communication should state the number of shares beneficially owned by the shareholder making the communication. The Corporate Secretary will forward all such bona fide communications, with the exception of those clearly of a marketing nature, to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

        The Board has five committees: an Audit Committee, an Asset-Liability Committee, an Executive Committee, a Governance Committee, and a Human Resources/Compensation Committee. The Governance Principles, Code of Conduct, and the charters for committees of the Board may be viewed at www.VISTfc.com or by contacting the Corporate Secretary.

        The following table shows the number of meetings and membership of the Board and committees during 2008. Our directors attended at least 75% of the aggregate of all meetings of our Board of Directors and committees on which they served, with the exception of Mr. Hughes who attended 67% of all meetings. All directors are required to attend the Annual Meeting of Shareholders, and all directors were present at our 2008 Annual Meeting of Shareholders.

Board Member	Board of Directors	Audit Committee	Asset-Liability Committee	Executive Committee	Governance Committee	Human Resources Committee
J. H. Burton	X	X		X	X
P. J. Callahan	X
R. D. Carl, III	X	X		X
R. D. Davis	X		X	X
C. J. Hopkins	X			X
P. E. Hughes, Jr.	X	X
A. J. Kuzneski, III	X			X	X	X
M. D. Leibensperger	X					X
F. C. Milewski	X	X	X	X	X
M. J. O'Donoghue	X		X
H. J. O'Neill, III	X	X
B. R. Rich	X					X
K. A. Rightmire	X			X	X	X
A. J. Weber	X			X	X	X
Total meetings held in 2008	12	12	4	4	5	9

        Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable laws and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with the exception of the Executive Committee, on which two inside directors serve, and the Asset-Liability Committee, on which our senior officers serve.

Asset-Liability Committee

        The committee is composed of three directors and ten senior officers of the Company. The Asset-Liability Committee is responsible for monitoring the interest rate sensitivity of our assets and liabilities.

Audit Committee

        The Audit Committee is composed of five independent directors (as defined under Nasdaq listing standards) and operates under a written charter, which complies with the requirements of the Nasdaq listing standards and SEC rules and regulations. A copy of the committee's charter as adopted by the Board of Directors is available at our website at www.VISTfc.com or by contacting the Corporate Secretary. The Audit Committee's duties include:

  •
  Appointing, compensating, and providing oversight of, our independent accountants;

  •
  Approving all audit and non-audit services to be performed by our independent accountants;

  •
  Reviewing the scope and results of the audit plans of the independent accountants and internal auditor;

  •
  Overseeing the scope and adequacy of our internal accounting control and recordkeeping systems;

  •
  Conferring independently with, and reviewing various reports generated by, our independent accountants;

  •
  Overseeing the scope and activities of the internal audit function; and

  •
  Establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        The Board of Directors has designated Frank C. Milewski., as the Audit Committee financial expert, and has determined that Mr. Milewski is independent within the meaning of the Nasdaq listing standards.

Executive Committee

        The Executive Committee is composed of eight directors, six of whom are independent directors (as defined under Nasdaq listing standards) and two of whom are employee directors, and operates under a written charter. A copy of the committee's charter is available at our website at www.VISTfc.com or by contacting the Corporate Secretary. The Executive Committee's duties include:

  •
  Acting on matters that the Chairman of the Board has determined to be an emergency that should not be postponed until the next scheduled Board meeting and for which a special meeting of the Board is not practicable;

  •
  Serving as a sounding board for the CEO in his/her strategic efforts; and

  •
  Taking such other action and do such other things as may be referred to it from time to time by the Board.

Governance Committee

        The Governance Committee is composed of five independent directors (as defined under Nasdaq listing standards) and operates under a written charter. The committee's charter is available at our website at www.VISTfc.com or by contacting the Corporate Secretary. The Governance Committee's duties include:

  •
  Assisting the Board of Directors and management in developing and maintaining best practices in corporate governance;

  •
  Administering a process to measure the effectiveness of the Board of Directors; and

  •
  Recommending to the Board of Directors the criteria by which directors will be held accountable.

        The Governance Committee also serves as our Nominating Committee. The committee believes that candidates for director should have certain minimum qualifications, and takes into consideration the following factors:

  •
  Current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business;

  •
  The ability and willingness to commit adequate time to Board and committee matters;

  •
  Personal qualities and characteristics, accomplishments and professional reputation; and

  •
  The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, diverse, and responsive to our needs.

The process for identifying and evaluating nominees is as follows:

  •
  In the case of incumbent directors whose terms of office are set to expire, the committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term.

  •
  In the case of new director candidates, the committee first determines whether the nominee is independent pursuant to applicable securities laws, and the rules and regulations of the Securities and Exchange Commission and Nasdaq. The Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee then meets to discuss and consider such candidates' qualifications and then recommends nominees to the Board of Directors.

  •
  The committee will consider director candidates recommended by shareholders provided the procedures set forth under the Questions and Answers section of this Proxy Statement, in accordance with our bylaws, are followed. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

Compensation Committee

        The Human Resources Committee, which serves as the compensation committee, is composed of five independent directors (as defined under Nasdaq listing standards) and operates under a written charter. A copy of the charter is available at our website at www.VISTfc.com or by contacting the Corporate Secretary. Its duties include:

  •
  Review our salary and benefits programs;

  •
  Address and make recommendations to the Board of Directors relating to employee matters, including compensation;

  •
  Evaluate the CEO's performance;

  •
  Approve the CEO's compensation level;

  •
  Review and approve the recommendation of the CEO for compensation levels of other executive officers;

  •
  Annually review and approve the amount and compensation of directors, including incentive-compensation plans and equity-based plans;

  •
  Annually review and approve the amount and compensation, including incentive-compensation plans and equity-based plans, for the CEO and each other executive officer of the Company; and

  •
  Review and approve the Compensation Discussion and Analysis ("CD&A") for inclusion in the Company's Annual Proxy Statement and Annual Report on Form 10-K.

DIRECTOR COMPENSATION

        The following table sets forth certain information with respect to the compensation of our non-management directors for the fiscal year ended 2008:

	Director Compensation Table(1)
	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
James H. Burton	9,560	17,740	4,434	0	0	0	31,734
Patrick J. Callahan	7,036	13,064	4,434	0	0	0	24,534
Robert D. Carl, III	5,779	10,721	49	0	0	0	16,549
Philip E. Hughes, Jr.	7	16,743	4,434	0	0	0	21,184
Andrew J. Kuzneski, III	0	25,550	4,434	0	0	0	29,984
M. Domer Leibensperger	8,858	16,442	4,434	0	0	0	29,734
Frank C. Milewski	12,659	23,491	4,434	0	0	0	40,584
Michael J. O'Donoghue	5,798	10,752	4,434	0	0	0	20,984
Harry J. O'Neill, III	9,346	17,354	4,434	0	9,112	0	40,246
Brian R. Rich	0	16,050	49	0	0	0	16,099
Karen A. Rightmire	7	24,643	4,434	0	321	0	29,405
Alfred J. Weber	13,878	25,772	4,434	0	10,246	0	54,330

(1)
A description of the compensation paid to Directors Davis and Hopkins is disclosed in the "Summary Compensation Table" on page 25.

(2)
Amounts include any portion of fees payable in the form of cash that have been deferred under the Non-Employee Director Compensation Plan.

(3)
Amounts calculated utilizing the provisions of Statement of Financial Accounting Standards ("SFAS") No. 123R, "Share-Based Payments." See Note 12 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008 regarding assumptions underlying valuation of equity awards.

(4)
The grant date fair value of option awards for 2008 is $2,059.

        The Human Resources/Compensation Committee annually reviews and approves the amount and compensation of directors, including incentive-compensation plans and equity-based plans.

  Annual Compensation

        Directors who are not officers of VIST or of our subsidiaries receive annual compensation as follows:

  •
  Annual Retainer of $8,000

  •
  Annual Retainer of $9,000 for VIST Bank Executive Credit Committee non-employee members (effective January 1, 2009)

  •
  Annual Retainer for committee chairperson of $10,500

  •
  Annual Retainer for Chairman of the Board of $20,000

  •
  Board meeting attendance fee of $600

  •
  Committee meeting attendance fee of $350

        We adopted a Non-Employee Director Compensation Plan in 2000 which requires that at least sixty-five percent (65%) of each non-employee director's compensation be paid in shares of our common stock. The 2000 Plan expires in April 2010. All directors are required to maintain holdings of our common stock in an amount equal to at least three times their average annual director fees for the previous three years. If the minimum requirement is not met, then directors are required to receive 100% of their compensation in our common stock. We are proposing that shareholders approve the 2010 Non-Employee Director Plan to replace the Plan which is expiring in April 2010. See MATTER NO. 3—Approval of VIST Financial Corp. 2010 Non-Employee Director Compensation Plan beginning on page 38.

  Directors and Officers Liability Insurance

        We maintain a directors and officers liability insurance policy. The policy covers all of our directors and officers, as well as those of our subsidiaries, for certain liability, loss, or damage that they may incur in their capacities as such directors and officers. To date, no claims have been filed under this insurance policy.

  Deferred Compensation and Salary Continuation Agreements

        We have entered into agreements with Directors O'Neill, Rightmire and Weber which permit the director to defer part or all of their director fees until the director ceases to be a director of VIST or our subsidiaries. Ms. Rightmire no longer defers any part of her director fees. Interest accrues on the deferred fees at an annual rate of 8%. The director is an unsecured creditor with respect to such deferred fees. The agreements also provide that if the director dies or becomes disabled while a director, the director receives certain death or disability benefits. We have purchased whole life insurance policies on the lives of certain directors to fund its obligations under these agreements.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is composed of five independent directors, as currently defined by Nasdaq rules, and operates under a written charter. A copy of the charter is available at our website at www.VISTfc.com or by contacting the Corporate Secretary. Our Board of Directors has determined that at least one director, Frank C. Milewski., qualifies as an "audit committee financial expert" as currently defined by the Securities and Exchange Commission and Nasdaq.

        The Audit Committee has reviewed the audited consolidated financial statements of VIST for the fiscal year ended December 31, 2008, and discussed them with management and our independent registered public accounting firm, Beard Miller Company LLP. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the U.S. Statement of Auditing Standards No. 61, as amended (Communication With Audit Committees).

        The Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by the U.S. Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Audit Committee has discussed with the auditors their independence from VIST and management.

        Based on the Audit Committee's review of such audited financial statements, discussions with management and the independent registered public accounting firm, the representations of management to the Audit Committee, the representations of the independent registered public accounting firm included in their report on our consolidated financial statements and otherwise on such report of the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008.

        In connection with standards for independence issued by the Securities and Exchange Commission, the Audit Committee considered whether the independent auditors provision of non-audit services was compatible with maintaining such independence. The Audit Committee will continue to consider similar matters relating to independence during the 2009 fiscal year.

                      Frank C. Milewski, Chairman
                      James H. Burton
                      Robert D. Carl, III
                      Philip E. Hughes, Jr.
                      Harry J. O'Neill, III

 AUDIT AND OTHER FEES

        Aggregate fees billed to VIST by the independent registered public accounting firm for the years ended December 31, 2008 and December 31, 2007 were as follows:

	Year-Ended December 31, 2008 ($)	Year-Ended December 31, 2007 ($)
Audit Fees	175,085	165,523
Audit-Related Fees	17,674	21,491
Tax Fees	21,926	21,688
All Other Fees	0	0

        Audit-related services consisted of audits of two of the Company's employee benefit plans, and accounting and regulatory consultations. Tax services consisted of tax compliance, including tax return preparation services, planning, research and advice.

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company's independent registered public accounting firm. In accordance with such policy, all of the services provided by the Company's independent registered public accounting firm set forth above were approved by the Audit Committee. The Committee may delegate to one or more designated members of the Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee

        The Human Resources Committee serves as the Compensation Committee. Members of the Human Resources Committee are:

  •
  Karen A. Rightmire, Chair

  •
  Andrew J. Kuzneski, III

  •
  M. Domer Leibensperger

  •
  Brian R. Rich

  •
  Alfred J. Weber

        Each member of the Committee qualifies as an independent director as defined under Nasdaq standards. The Committee meets a minimum of four times per year and, when necessary, will meet in a specially called meeting.

Compensation Philosophy and Objectives

        Our Compensation Program is designed to attract and retain quality, talented individuals who support our corporate mission and strategies. The Compensation Program is also designed to align the interests of management with those of our shareholders. It is our goal to set salaries and benefits levels which are competitive with levels at other companies within our industry which are comparable in size and type, and in our geographic market area. The Compensation Committee and the Board of Directors are committed to maximizing shareholder value by building our business lines through merger and acquisition growth balanced with organic growth. In doing so, the Committee believes that maintaining a strong infrastructure to support future growth is essential and dependent on highly skilled executive management of high integrity. Therefore, the Committee is opportunistic in hiring of qualified talented individuals even if there is not currently an open position. However, the position needs to be functional and supportive of VIST's strategy.

        The following principles guide the Compensation Committee's compensation decisions:

  •
  Compensation is internally equitable as well as externally equitable;

  •
  Salary ranges are established to have mid points which reflect the current market wage/salary for each position, with at least the minimum base salary paid to all employees who meet the basic qualifications in education and/or experience;

  •
  Total compensation should generally increase with position, responsibility, and greater ability to influence our achievement of targeted results and strategic initiatives;

  •
  Equity based incentive compensation is higher for persons with higher levels of responsibility;

  •
  Pay should be linked to performance, with base salaries are adjusted annually based on results of a formal performance evaluation; and

  •
  Equity incentive compensation for executive officers will be tied to corporate performance goals and/or individual goals.

Annual Compensation Setting Process

        The following table outlines the annual process that is used to assess the performance of the named executive officers and determine their compensation, and identifies the individual(s) or committee of the Board of Directors that is responsible for that action. These actions typically take place in December of each year. Corporate and individual performance objectives are established in the first quarter after the fiscal year end.

Action	For the Chief Executive Officer (CEO)	For the Other Named Executive Officers
Performance appraisal conducted by	Compensation Committee with full Board of Directors Input	CEO
Recommendations for base salary increases are made by	Compensation Committee	CEO
Base salary increases are approved by	Compensation Committee, ratified by the full Board of Directors	Compensation Committee
Cash bonus amounts are recommended by	Compensation Committee	CEO
Cash bonus amounts are approved by	Compensation Committee, ratified by the full Board of Directors	Compensation Committee
Equity Incentive Awards recommended by	Compensation Committee	CEO
Equity Incentive Awards approved by	Compensation Committee	CEO

Management's Role in Compensation Setting Process.

        Management plays a significant role in the compensation-setting process. The most significant aspects of management's role are:

  •
  evaluating employee performance;

  •
  establishing business performance targets and objectives; and

  •
  recommending salary levels and option awards.

        The chief executive officer and corporate secretary work with the Committee Chair in establishing the agenda for committee meetings. Management also prepares meeting information for each Committee meeting.

        The chief executive officer also participates in Committee meetings at the Committee's request to provide:

  •
  background information regarding our strategic objectives;

  •
  his evaluation of the performance of executive officers; and

  •
  recommendations of individual compensation levels as to executive officers (other than himself).

        The Committee delegates the development of compensation policies and benefit programs affecting employees, other than the chief executive officer and other executive officers, to executive management, providing these policies and benefit programs are in direct alignment with our objectives and philosophy as established by the Committee.

Elements of Executive Compensation

        Our company's executive compensation consists of the following:

  •
  Base salary;

  •
  Incentive/bonus compensation;

  •
  Equity-based compensation through stock option awards;

  •
  Supplemental executive retirement plans;

  •
  Change in control agreements or provisions;

  •
  Perquisite compensation including auto allowance, use of company owned vehicles, and country club memberships; and

  •
  Benefits offered to all employees such as an Employee Stock Purchase Plan, 401(k) match, medical reimbursement plan, and life insurance.

        Base Salaries.    We want to provide our executive management with a level of assured cash compensation in the form of base salary that reflects his or her job responsibilities, experience, value to the Company, demonstrated performance and future potential. Base salaries of the named executive officers are determined following the principles of the Salary and Wage Program to be externally competitive within the industry and markets we serve. The Committee reviews and approves the recommendation of the chief executive officer for the base salaries paid to executive officers other than himself, including all of the named executive officers. The Committee accords substantial weight to the recommendation of the chief executive officer with respect to the base salaries of other management employees because of his level of involvement and interaction with those employees. For 2008, the Committee and the chief executive officer utilized a "tally sheet" to analyze each executive officer's total compensation package in determining a potential increase in base salary. This "tally sheet" included the following:

  •
  Annual base salary;

  •
  Annual cash incentive award;

  •
  Equity-based compensation;

  •
  401(k) matching provision;

  •
  Supplemental Executive Retirement Plan accrual; and

  •
  Perquisites.

        The majority of compensation at this time for executive officers is in the form of base salary. However, executive officers also participate in the corporate incentive plan in which all employees are eligible. Equity incentive compensation for executive officers is balanced with both corporate and individual performance goals, thereby minimizing the financial risk to the Company.

        Given the current market conditions and to "set the tone at the top," executive officers will receive no base salary increases for 2009 until such time that corporate financial performance to budget substantiates the ability to do so.

        The Committee annually reviews the performance of the chief executive officer and determines the base salary of the chief executive officer. The Committee believes that the chief executive officer's base compensation should be influenced by both qualitative and quantitative goals. Quantitative goals for 2008 consisted of various company performance metrics for which points are awarded as follows:

  •
  Net income to budget (30% of total quantitative points);

  •
  Return on assets (20% of total quantitative points);

  •
  Efficiency ratio (20% of total quantitative points);

  •
  Return on equity (15% of total quantitative points);

  •
  Percentage of non-performing loans to total loans (5% of total quantitative points);

  •
  Percentage of allowance to loan loss to total loans (5% of total quantitative points); and

  •
  Net charge-offs to average loans (5% of total quantitative points).

        The quantitative goals account for 60% of the chief executive officer's annual performance evaluation. Qualitative goals for 2008 consisted of strategic measures, for which points are awarded as follows:

  •
  Community involvement (15% of total qualitative points);

  •
  Strategic goals relating to management and business practices (50% of total qualitative goals);

  •
  Regulatory compliance (25% of total qualitative goals); and

  •
  Board interaction (10% of total qualitative goals).

        The qualitative strategic goals account for 40% of the chief executive officer's annual performance evaluation.

        In evaluating Mr. Davis' performance regarding the 2008 qualitative and quantitative performance goals, the Committee reviewed the impact of market conditions during the year and the effect on his ability to attain such goals. While he did not achieve all possible points in the quantitative goals, the Committee recognized Mr. Davis' significant qualitative performance during 2008. Therefore, although Mr. Davis' base salary for 2009 will remain $345,000, the Committee awarded Mr. Davis 12,000 stock options under the 2007 Equity Incentive Plan. Two-thirds of such options have performance goal vesting.

        The chief executive officer reviewed the annual performance of each named executive officer, other than himself, also utilizing both qualitative and quantitative goals. Quantitative and qualitative goals are established based on the individual's position and role within the company. Determination as to whether all named executive officers, including the chief executive officer, have met established goals are made during the first quarter following the fiscal year end.

        Incentive Compensation/Bonus.    Equity and performance-based compensation relate most directly to achievement of strategic and financial goals and to building shareholder value. The Committee believes the performance of executive management has a strong and direct impact on achieving these goals. Accordingly, annual cash bonuses are awarded to executive officers based on the attainment of corporate performance factors as set by the Committee. These performance factors are directly related to the annual budget and are determined during the first quarter of the fiscal year. For 2008, the Committee established a goal of consolidated net income of $9.8 million. The established net income goal for 2008 was not achieved and, accordingly, bonuses were not paid to any of the named executive officers under this arrangement. For 2009, a performance-based goal tied to budgeted net income has similarly been established taking into consideration current market conditions and the possible impact of outside influences which are beyond our control.

        Equity Incentive Compensation.    In 2007, the Company adopted, upon shareholder approval, the VIST Financial Corp. 2007 Equity Incentive Plan (the "Plan"). The Plan provides the Committee with the authority to award stock options to executive officers and the chief executive officer. We continue to provide equity compensation through the form of stock options under the following guidelines:

  •
  Stock options facilitate executive stock ownership and we believe that equity based compensation aligns management's long-term performance goals with those of our shareholders;

  •
  Stock options are performance based and all the value received by the recipient from a stock option is based upon the increase in value of our stock per share over the exercise price;

  •
  The vesting and performance criteria encourage executive retention; and

  •
  All stock option awards are reflected in the Company's financial statements in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 123R.

        The following features apply to stock options:

  •
  The term of the grant does not exceed ten years in the case of incentive stock options, and ten years and one month in the case of non-qualified stock options;

  •
  The grant price is not less than the closing price of a share of the Company's common stock on the grant date; and

  •
  Stock option grants to executive officers contain one or more performance goals.

        For 2008, the Committee awarded stock options to executive officers and the chief executive officer, with such option awards containing both "performance based" and "time based" vesting:

  •
  One third of each stock option grant was based on a three year time vesting schedule;

  •
  One third of each stock option grant vesting was tied to attainment of corporate performance goals; and

  •
  One third of each stock option grant vesting was tied to the attainment of individual performance goals.

        The established corporate performance goal for 2008 was not met and therefore one third of all stock option grants to the chief executive officer and each named executive officer were forfeited. In establishing the award level for the chief executive officer for 2009, the Committee considered the amount of previous awards as well as his performance throughout the year. The Committee awarded stock options to the other named executive officers based on the recommendations of the chief executive officer who also considered the amount of previous awards and each executive's performance throughout the year. All stock option awards to the named executive officers in December 2008 and January 2009 include both corporate and individual performance goals for 2009 for vesting purposes.

        Supplemental Executive Retirement Plans and Change in Control Agreements.    The company offers a Supplemental Executive Retirement Plan ("SERP") to certain executive officers as an incentive to recruit, reward and retain key employees. The SERP provides for additional income at retirement, disability or termination of employment. The benefit amounts for existing SERP agreements were determined using a target based on achieving a retirement benefit as a percentage of projected final salary. The only executive officers who currently have a SERP are Edward C. Barrett, Executive Vice President and Chief Financial Officer, and Jenette L. Eck, Senior Vice President and Corporate Secretary.

        The Company also provides a Change in Control Agreement to several executive officers. Our executive officers and other employees have built VIST into the successful company that it is today, and we believe that it is important to protect them in the event of a change in control. In providing such Change in Control Agreements, the Company considers the continued services of the executive officer to be in the best interests of the Company and desires to induce the executive to remain in the employ of the Company on an impartial and objective basis in the event of a proposed transaction pursuant to a Change in Control. The cash components of any change in control benefits are paid in equal monthly installments between a twelve month period or a twenty-four month period and are based upon a multiple of base salary. In the event of a change in control, we also continue health and other insurance benefits for a period of one year. The Company and VIST Bank are parties to Change in Control Agreements with:

  •
  Edward C. Barrett, Executive Vice President and Chief Financial Officer;

  •
  Christina S. McDonald, Executive Vice President and Chief Retail Banking Officer of VIST Bank;

  •
  Neena M. Miller, Executive Vice President and Chief Credit Officer of VIST Bank;

  •
  Jenette L. Eck, Senior Vice President and Corporate Secretary; and

  •
  Terry A. Favilla, Senior Vice President and Treasurer.

        All change in control agreements were amended during 2008 to comply with requirements of the Internal Revenue Code Section 409A which relate to future payments of compensation under such agreement.

        Perquisite Compensation.    Other perquisite compensation includes:

  •
  Auto allowance, use of a company vehicle;

  •
  Country club memberships which are provided to executive officers based on their travel requirements and business development responsibilities;

  •
  Matching contributions to the Company's 401(k) Retirement Savings Plan; and

  •
  Paid premiums for life insurance policies.

  •
  Executive officers also participate in the Company's other benefit plans on the same terms as other employees.

Consultants

        The Committee retains sole authority to retain and terminate any compensation consultant to be used to assist the Committee regarding compensation matters and retains sole authority to approve the consultant's fees and other retention terms, at our expense. The Committee encourages and supports management's use of compensation consultants to assist with the maintenance of compensation programs and ensure we are able to recruit and retain quality employees. No compensation consultants were engaged during 2008.

Impact of Current Treasury Programs and New Federal Legislation on Executive Compensation

        In connection with our issuance to the United States Treasury of Series A Preferred Stock and an accompanying warrant on December 19, 2008, we agreed that our compensation, bonus, incentive and other benefit plans, arrangements and agreements, including severance and employment agreements, will comply with the executive compensation and corporate governance requirements of Section 111(b) of the Emergency Economic Stabilization Act of 2008 (the "EESA") and applicable guidance or regulations issued by the Secretary of the Treasury on or prior to December 19, 2008. Those restrictions include, among other things, limits on compensation to exclude incentives for "senior executive officers," as defined below, to take unnecessary and excessive risks that threaten the value of the institution receiving funds made available by the Treasury under the Capital Purchase Program or any other obligation arising from financial assistance provided under the Troubled Asset Relief Program ("TARP") created by the EESA during the period while any TARP obligation remains outstanding.

        Under the EESA, the applicable executive compensation restrictions apply in 2009 to the compensation of our Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers (collectively, the "senior executive officers"). In some cases, as a result of the passage of the ARRA discussed below, the executive compensation restrictions may also apply to certain non-executive officers. In addition, in connection with the issuance of the Series A Preferred Stock to Treasury, each of the senior executive officers was required to execute a waiver of any claim against the United States or the Company for any changes to the officer's compensation or benefits that are required to comply with the regulation issued by the Treasury as published in the Federal Register on October 20, 2008.

        On February 17, 2009 the American Recovery and Reinvestment Act of 2009 ("ARRA") was signed into law. The ARRA amended Section 111(b) of the EESA in its entirety. The ARRA has significant implications on the compensation arrangements of institutions, such as the Company, which have accepted or will accept government funds under the Capital Purchase Program or other assistance under TARP. The ARRA directs the Secretary of the Treasury to establish standards and promulgate regulations on executive compensation practices of TARP Capital Purchase Program recipients. It is not clear in some provisions of the ARRA whether the provisions apply upon the ARRA's enactment into law or whether they will take effect upon the issuance of appropriate guidance and regulations by the Treasury. The ARRA's restrictions will nevertheless apply to the Company, its compensation policies and its executive officers and certain other highly compensated employees in several ways, including the following:

  •
  Bonuses and Incentive Compensation:  The Company will generally be prohibited from paying or accruing any bonus, retention award or incentive compensation to certain highly compensated employees. This restriction applies to the Company's five most highly compensated employees (or such higher number as the Secretary of the Treasury may determine is in the public interest), which technically may restrict such compensation to employees other than the Company's executive officers. Until the Treasury issues its guidance in the matter, however, it is not clear precisely which employees of the Company while the Treasury holds the Company's Series A Preferred Stock will be precluded from receiving bonuses and incentive compensation other than in the form of restricted stock. The ARRA exempts bonus payments that are required under a written contract executed on or before February 11, 2009. The statute also permits bonus, retention or incentive compensation paid in the form of restricted stock provided that the restricted stock does not fully vest during the period in which Treasury retains its investment and the amount of restricted stock granted is not greater than 1/3 of the total amount of annual compensation of the employee receiving the restricted stock.

  •
  Severance Payments:  The TARP Capital Purchase Program previously imposed limitations on the ability of the Company to make "golden parachute payments" to the Company's top five senior executive officers. A golden parachute payment was previously defined under Treasury's regulations as a payment on account of an involuntary departure of the executive officer from the Company in an amount equal to or more than three times the last annual salary received by the executive prior to termination. The ARRA expands the application of the golden parachute limitations to the next five most highly compensated employees of the Company. The ARRA also broadened the meaning of the term "golden parachute payment" to include any payment for departure from a company for any reason, except for payments for services performed or benefits accrued.

  •
  Clawbacks:  The TARP Capital Purchase Program previously required recipients to recover any bonus, retention award, or incentive compensation paid to any one of its top five senior executive officers based on statements of earnings, revenues, gains, or other criteria that are later found to be materially inaccurate. The ARRA expands these "clawback" requirements rule to apply not only to the senior executive officers, but also to the next 20 most highly compensated employees of the Company. Furthermore, the ARRA requires the Secretary of the Treasury to review bonuses, retention awards and other compensation paid to the senior executive officers and the next 20 most highly compensated employees to determine whether such payments were consistent with the purposes of the EESA, the ARRA, and TARP Capital Purchase Program and in the public interest.

  •
  Anti-Manipulation.  The ARRA also prohibits any compensation plan that would encourage manipulation of reported earnings to enhance the compensation of any of the Company's employees.

        The ARRA also affects certain other executive compensation policies and practices:

  •
  The Company's Chief Executive Officer and Chief Financial Officer will be required to provide a written certification to the Securities and Exchange Commission of compliance with the executive compensation restrictions described in TARP, as modified by the ARRA.

  •
  The Board must enact a Company-wide policy regarding excessive or luxury expenditures. This includes policies on entertainment, events, office and facility renovations, air and other travel and other activities or events that are not reasonable expenditures for staff development, reasonable performance incentives or other similar measures conducted in the normal course of business.

  •
  For years in which the Treasury owns the Series A Preferred Stock, the Company may not claim a deduction on compensation paid to a senior executive officer in excess of the $500,000 compensation deduction limit of Section 162(m)(5) of the Internal Revenue Code. Moreover, the exception contained in Section 162(m) of the Code for performance-based pay not counting against this limit, will not be available.

        As noted, the ARRA directs the Treasury to issue regulations implementing may of these provisions. There are numerous questions regarding the scope of the limitations and the requirements of the ARRA. Treasury has not as of the date of this proxy statement issued any of the regulations required to implement the ARRA. Pending the issuance of regulations, the Board or Directors, Compensation Committee and management are reviewing the requirements of the ARRA, and its impact on the Company's compensation programs. Actions required by the ARRA and any implementing regulations, may result in changes to the Company's compensation programs.

REPORT OF THE HUMAN RESOURCES COMMITTEE

        We, the Human Resources Committee of the Board of Directors of VIST Financial Corp., have reviewed and discussed the Compensation Discussion and Analysis set forth above with management, and, based on such review and discussions, have recommended to the Board of directors inclusion of the Compensation Discussion and Analysis in this Proxy Statement and, through incorporation by reference from this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

                      Karen A. Rightmire, Chairperson
                      Andrew J. Kuzneski, III
                      M. Domer Leibensperger
                      Brian R. Rich
                      Alfred J. Weber

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information with respect to the compensation of our chief executive officer, chief financial officer and our highest compensated named executive officers whose total compensation exceeded $100,000 in the fiscal year ended December 31, 2008, 2007 and 2006 ("Named Executive Officers").

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)		Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Robert D. Davis	2008		345,000	0		0	57,124	0	0	75,353	477,477
President and Chief	2007		345,000	0		0	70,052	0	0	60,369	475,421
Executive Officer	2006		325,000	0		0	69,969	0	0	45,650	440,619
Edward C. Barrett	2008		200,000	0		0	6,772	0	46,173	19,041	271,986
Executive Vice President	2007		195,000	0		0	5,308	0	46,173	21,137	255,766
and Chief Financial Officer	2006		185,000	0		0	1,146	0	40,157	15,323	241,626
Charles J. Hopkins	2008		418,000	4,452	(4)	0	10,267	0	0	46,507	479,226
Vice Chairman,	2007		400,000	18,786	(4)	0	7,874	0	0	40,675	467,335
VIST Insurance, LLC	2006		378,000	20,971	(4)	0	1,781	0	0	33,767	434,519
Christina S. McDonald	2008		152,211	20,000		0	8,827	0	0	7,283	188,321
Executive Vice President,	2007		145,000	0		0	5,785	0	0	7,436	158,221
VIST Bank	2006		125,000	0		0	190	0	0	7,704	132,894
Neena M. Miller	2008	(5)	160,192	5,000		0	3,359	0	0	8,015	176,566
Executive Vice President, VIST Bank
Michael C. Herr	2008	(6)	250,000	15,019		0	15,501	0	0	23,866	304,386
Chief Operating Officer VIST Insurance, LLC

(1)
Amounts include amounts deferred under our 401(k) Plan. Under the 401(k) Plan, a participating employee can elect to have from 1% to 15% of his or her earnings reduced on a pre-tax basis and contributed to this plan. We make a matching contribution equal to 150% of the first 2% of an employee's salary, 100% of the next 1% of an employee's salary, and 50% of the next 4% of an employee's salary.

(2)
Amounts calculated utilizing the provisions of Statement of Financial Accounting Standards ("SFAS") No. 123R, "Share-Based Payments." Amounts represent vesting of previously granted stock options. See Note 12 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008 regarding assumptions underlying valuation of equity awards.

(3)
The following table lists amounts included in the "All Other Compensation" column for each executive officer:

 OTHER COMPENSATION

Name	Year	401(k) Match ($)	Life Insurance Coverage ($)	Auto Allowance / Use of Company Owned Vehicle ($)	Country Club Membership ($)	Employee Stock Purchase Plan Contribution* ($)	Total ($)
Robert D. Davis	2008	13,800	10,998	37,995	12,560	0	75,353
	2007	13,500	10,565	24,674	11,630	0	60,369
	2006	0	13,050	21,142	11,457	0	45,650
Edward C. Barrett	2008	10,101	540	8,400	0	0	19,041
	2007	12,204	530	8,400	0	0	21,137
	2006	9,958	940	3,500	0	925	15,323
Michael C. Herr	2008	13,416	540	6,000	3,910	0	23,866
Charles J. Hopkins	2008	13,800	5,404	20,911	6,392	0	46,507
	2007	13,500	533	20,669	5,973	0	40,675
	2006	12,761	973	13,430	5,503	1,100	33,767
Christina S. McDonald	2008	6,669	540	74	0	0	7,283
	2007	6,786	515	135	0	0	7,436
	2006	5,917	662	500	0	625	7,704
Neena M. Miller	2008	0	540	7,475	0	0	8,015

*
We terminated the Employee Stock Purchase Plan effective June 30, 2006 pending approval by the Internal Revenue Service.

(4)
Amount includes commissions on insurance sales and is variable based upon sales performance.

(5)
Ms. Miller joined the company on January 14, 2008.

(6)
Mr. Herr joined the company on September 1, 2004 as a producer of VIST Insurance, LLC, and assumed responsibilities as an executive officer of the Company during 2008.

Stock Options

        The following table shows information on equity incentive plan grants to the named executive officers during 2008. There were no non-equity incentive plan awards during 2008.

Grants of Plan-Based Awards
(For fiscal year ended December 31, 2008)

		Estimated Future Payments Under Equity Incentive Plan Awards				All Other Option Awards: No. of Securities Underlying Options(#)		Exercise or Base Price of Option Awards ($/Sh)(2)		Grant Date Fair Value of Option Awards ($)(3)
									Closing Price on Grant Date
Name	Grant Date(1)	Threshold ($)	Target ($)		Maximum ($)
Robert D. Davis	2-13-08	3,200	4,000	(4)	0	0		17.51	17.50	7,668
	2-13-08	3,200	4,000	(5)	0	0		17.51	17.50	7,668
	2-13-08	0	0		0	4,000	(6)	17.51	17.50	7,668
Edward C. Barrett	1-17-08	1,066	1,333	(4)	0	0		17.09	17.01	2,530
	1-17-08	1,067	1,334	(7)	0	0		17.09	17.01	2,532
	1-17-08	0	0		0	1,333	(6)	17.09	17.01	2,530
	12-16-08	0	1,666	(8)	0	0		9.68	9.25	1,251
	12-16-08	0	1,667	(9)	0	0		9.68	9.25	1,252
	12-16-08	0	0		0	1,667	(6)	9.68	9.25	1,252
Michael C. Herr	1-17-08	1,600	2000	(4)	0	0		17.09	17.01	3,797
	1-17-08	1,600	2000	(7)	0	0		17.09	17.01	3,797
	1-17-08	0	0		0	2,000	(6)	17.09	17.01	3,797
	12-16-08	0	2,000	(8)	0	0		9.68	9.25	1,501
	12-16-08	0	2,000	(9)	0	0		9.68	9.25	1,501
	12-16-08	0	0		0	2,000	(6)	9.68	9.25	1,501
Charles J. Hopkins	1-17-08	1,334	1,667	(4)	0	0		17.09	17.01	3,164
	1-17-08	1,334	1,667	(7)	0	0		17.09	17.01	3,164
	1-17-08	0	0		0	1666	(6)	17.09	17.01	3,163
	12-16-08	0	1666	(8)	0	0		9.68	9.25	1,252
	12-16-08	0	1667	(9)	0	0		9.68	9.25	1,251
	12-16-08	0	0		0	1,666	(6)	9.68	9.25	1,251
Christina B. McDonald	1-17-08	1,334	1,667	(4)	0	0		17.09	17.01	3,164
	1-17-08	1,334	1,667	(7)	0	0		17.09	17.01	3,164
	1-17-08	0	0		0	1,666	(6)	17.09	17.01	3,164
	12-16-08	0	2,000	(8)	0	0		9.68	9.25	1,501
	12-16-08	0	2,000	(9)	0	0		9.68	9.25	1,501
	12-16-08	0	0		0	2,000	(6)	9.68	9.25	1,501
Neena M. Miller	1-14-08	0	0		0	5,000	(6)(10)	18.04	18.04	10,316
	12-16-08	0	1,666	(8)	0	0		9.68	9.25	1,251
	12-16-08	0	1,667	(9)	0	0		9.68	9.25	1,252
	12-16-08	0	0		0	1,667	(6)	9.68	9.25	1,252

(1)
Pursuant to the Guidelines Policy of the 2007 Equity Incentive Plan, the date on which the Human Resources/Compensation Committee held its meeting at which time it determined the number of option awards, if any, for each named executive officer shall be the date of grant for accounting purposes and for determining the exercise price for such grant.

(2)
The exercise price of an option to purchase shares of common stock shall not be less than 100% of the fair market value of a share of common stock on the date the option is granted. The fair market value per share as defined in the 2007 Equity Incentive Plan shall be the closing sale price for such a share on the date of grant.

For options granted January 17, 2008, February 13, 2008, and December 16, 2008, the exercise price was determined as the average of the highest and lowest trading price of VIST common stock on the grant date.

The January 17, 2008 high and low trading prices were $17.18 and $17.01, respectively. The February 13, 2008 high trading price was $17.52, and the low trading price was $17.50. The high trading price on December 16, 2008 was $10.89, and the low trading price was $8.47.

(3)
Based on the Black-Scholes option valuation model, which estimates the present dollar value of VIST's common stock options to be $1.89, $1.91, and $0.75 for the grant dates of January 17, 2008, February 13, 2008, and December 16, 2008, respectively. The actual value, if any, that may be realized may depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance the value realized will be at or near the value estimated by the Black-Scholes model.

  The assumptions underlying the Black-Scholes model include the following:

Effective Date	Expected volatility	Risk Free Rate of Return	Average Common Shares Dividend Yield on the Grant Date	Expected Term
1-17-08	17.24%	3.22%	4.32%	7 years
1-14-08	17.24%	3.39%	4.32%	7 years
2-13-08	17.24%	3.14%	4.32%	7 years
12-16-08	25.71%	1.77%	7.76%	7 years
(4)
The amounts shown represent options granted under the 2007 Equity Incentive Plan that vest subject to the achievement by us of our net income goal for the year ending December 31, 2008.

On January 2, 2009, the company determined that the net income goal for the year ending December 31, 2008 was not achieved. All options granted on January 17, 2008 and February 13, 2008 that were to vest pending achievement of the corporate performance goal were cancelled.

(5)
The amount shown represents options granted under the 2007 Equity Incentive Plan that vest subject to the achievement of individual performance goals as established by the Human Resources/Compensation Committee for Mr. Davis for the year ending December 31, 2008.

On February 13, 2009, the Human Resources/Compensation Committee has determined that Mr. Davis did not meet his individual performance goals as established for the year ending December 31, 2008. Options granted February 13, 2008 that were to vest pending achievement of individual performance goals were cancelled.

(6)
Each option becomes exercisable, if the holder remains an employee after the grant date, at 33 1/3% per year on the first through third anniversary dates of the grant.

(7)
The amounts shown represent options granted under the 2007 Equity Incentive Plan that vest subject to the achievement of individual performance goals for each named executive officer as established by the chief executive officer for the year ending December 31, 2008.

The chief executive officer has determined that each named executive officer did attain his/her performance goals as established for the year ending December 31, 2008, and all options granted that were to vest upon attainment of individual performance goals for the year ending December 31, 2008 will vest at 33 1/3% per year on the first through third anniversary dates of the grant, providing the holder remains an employee after the grant date.

(8)
The amounts shown represent options granted under the 2007 Equity Incentive Plan that vest subject to the company's achievement of its net income goal for the year ending December 31, 2009.

The determination as to whether the corporate net income goal for the year ending December 31, 2009 has been met for the purpose of option award vesting will be made by the company no later than January 26, 2010.

(9)
The amounts shown represent options granted under the 2007 Equity Incentive Plan that vest subject to the achievement of individual performance goals for each named executive officer as established by the chief executive officer for the year ending December 31, 2009.

Determination as to whether the named executive officer has met his/her individual performance goals for the year ending December 31, 2009 will be made by the chief executive officer no later than January 26, 2010.

(10)
The amount shown represents options granted under the 1998 Employee Incentive Plan. Options become exercisable, if the holder remains an employee after the grant date, at 33 1/3% per year on the first through third anniversary dates of the grant.

        The following table sets forth information concerning outstanding stock option awards held by each named executive officer as of December 31, 2008.

Option Awards(1)(2)

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)
				Option Exercise Price ($)
					Option Expiration Date
Name	Exercisable	Unexercisable
Robert D. Davis	55,125	0	0	21.48	9-19-2015	(4)
	0	4,000	0	17.51	2-13-2018	(6)
	0	4,000	0	17.51	2-13-2018	(7)
	0	4,000	0	17.51	2-13-2018	(4)
Edward C. Barrett	1,277	0	0	15.86	7-20-2009	(3)
	1,216	0	0	13.47	4-01-2010	(3)
	1,216	0	0	12.85	4-24-2011	(3)
	1,216	0	0	12.23	12-31-2011	(3)
	1,824	0	0	15.98	12-19-2012	(5)
	3,473	0	0	20.27	12-15-2014	(3)
	7,166	0	0	21.24	12-21-2015	(3)
	2,100	1,050	0	22.93	12-20-2016	(4)
	0	1,333	0	17.09	1-17-2018	(6)
	0	1,333	0	17.09	1-17-2018	(7)
	0	1,334	0	17.09	1-17-2018	(4)
	0	1,667	0	9.68	12-16-2018	(8)
	0	1,667	0	9.68	12-16-2018	(8)
	0	1,667	0	9.68	12-16-2018	(9)
	0	1,666	0	9.68	12-16-2018	(4)
Michael C. Herr	1,111	278	0	20.74	12-17-2014	(4)
	4,410	0	0	21.25	12-21-2015	(3)
	5,250	2,625	0	22.93	12-20-2016	(4)
	0	2,000	0	17.09	1-17-2018	(6)
	0	2,000	0	17.09	1-17-2018	(7)
	0	2,000	0	17.09	1-17-2018	(4)
	0	2,000	0	9.68	12-16-2018	(8)
	0	2,000	0	9.68	12-16-2018	(9)
	0	2,000	0	9.68	12-16-2018	(4)
Charles J. Hopkins	2,548	0	0	13.51	12-08-2009	(5)
	1,824	0	0	11.31	12-20-2010	(5)
	1,824	0	0	12.23	12-31-2011	(5)
	1,216	0	0	15.98	12-19-2012	(5)
	1,103	0	0	21.24	12-21-2015	(3)
	3,500	1,750	0	22.93	12-20-2016	(4)
	0	1,666	0	17.09	1-17-2018	(4)
	0	1,667	0	17.09	1-17-2018	(6)
	0	1,667	0	17.09	1-17-2018	(7)
	0	1,667	0	9.68	12-16-2018	(8)
	0	1,667	0	9.68	12-16-2018	(9)
	0	1,666	0	9.68	12-16-2018	(4)
Christina S. McDonald	7,166	0	0	21.24	12/21/2015	(3)
	2,800	1,400	0	22.93	12/20/2016	(4)
	0	1,666	0	17.09	1-17-2018	(4)
	0	1,667	0	17.09	1-17-2018	(6)
	0	1,667	0	17.09	1-17-2018	(7)
	0	2,000	0	9.68	12-16-2018	(4)
	0	2,000	0	9.68	12-16-2018	(8)
	0	2,000	0	9.68	12-16-2018	(9)
Neena M. Miller	0	5,000	0	18.04	1-14-2018	(4)
	0	1,667	0	9.68	12-16-2018	(8)
	0	1,667	0	9.68	12-16-2018	(9)
	0	1,666	0	9.68	12-16-2018	(4)

(1)
Terms of outstanding stock options are for a period of ten years from the date the option is granted. At the election of the Human Resources Committee administering the Employee Stock Incentive Plan or the Board of directors, options may be exercised during a period not to exceed three months following an optionee's voluntary termination of employment other than by reason of retirement or disability.

  Options granted under the 2007 Equity Incentive Plan lapse following an optionee's voluntary termination of employment other than by reason of retirement or disability.

(2)
Under the terms of the 1998 Employee Stock Incentive Plan, the exercise price per share for an incentive stock option must be at least equal to the fair market value of the common stock at the date of grant. The exercise price may be paid in cash, in shares of common stock valued at fair market value on the date of exercise, or pursuant to a cashless exercise procedure under which the optionee pays part or all of the exercise price by surrendering shares of stock received upon exercise of the option.

(3)
Options vest immediately upon the date of grant.

(4)
Options vest in equal annual installments over a period of 3 years commencing upon the date of grant.

(5)
Options vest in equal annual installments over a period of 5 years commencing upon the date of grant.

(6)
Options vest in equal annual installments of 33 1/3% per year on the first through third anniversary dates of the grant provided the company achieves its net income goal for the year ending December 31, 2008.

On January 2, 2009, the company determined that the net income goal for the year ending December 31, 2008 was not achieved and options that were to vest pending achievement of the corporate performance goal were cancelled.

(7)
Options vest in equal annual installments of 33 1/3% per year on the first through third anniversary dates of the grant provided the optionee achieves his/her individual goals for the year ending December 31, 2008 as established by the chief executive officer.

(8)
Options vest in equal annual installments of 33 1/3% per year on the first through third anniversary dates of the grant provided the company achieves its net income goal for the year ending December 31, 2009.

(9)
Options vest in equal annual installments of 33 1/3% per year on the first through third anniversary dates of the grant provided the optionee achieves his/her individual goals for the year ending December 31, 2009 as established by the chief executive officer.

Options Exercised and Stock Vested Table

        There were no options exercised by the named executive officers during the fiscal year ending December 31, 2008.

Equity Plan Compensation Information

        The following table provides certain information regarding securities issued or issuable under our equity compensation plans as of December 31, 2008.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	708,889	$17.23	406,921
Equity compensation plans not approved by security holders	0	0	0
Total	708,889	$17.23	406,921

EXECUTIVE OFFICER AGREEMENTS

        The following paragraphs describe employment or change in control agreements to which we are a party with certain of our executive officers. In connection with our issuance to the United States Treasury of Series A Preferred Stock and an accompanying warrant on December 19, 2008 under Treasury's TARP Capital Purchase Program, we agreed that our compensation arrangements and agreements, including employment and severance agreements, would comply with Section 111 of the Emergency Economic Stabilization Act of 2008 (the "EESA"). On February 17, 2009, Section 111 of EESA was amended to, among other things, prohibit a participant in the TARP Capital Purchase Program from making, during the period in which Treasury continues to hold our Series A Preferred Stock, any payments to our senior executive officers and any of our next five most highly compensated employees as a result of their departure from the Company for any reason (except for payments for services performed or benefits accrued). These provisions by their terms would prohibit the Company from making many, if not all, of the payments described below relating to an executive officer's departure from the Company during the period in which Treasury continues to hold our Series A Preferred Stock.

Robert D. Davis

        VIST and VIST Bank have entered into an employment agreement dated September 19, 2005 with Robert D. Davis. The employment agreement had an initial term of three years and is automatically extended annually to provide for a period of one year unless either party shall give written notice of non renewal to the other at least ninety days prior to the annual renewal date.

        The Employment Agreement provides for an annual base salary of $345,000. In the event the Board of directors increases Mr. Davis' base salary, the increased salary becomes the new base salary under the employment agreement. The Employment Agreement also provides a car allowance, as well as reimbursement for all reasonable expenses associated with the operation, maintenance and insurance of such automobile, to be paid by us. In addition, the agreement provides, among other things, the right to participate in any bonus plan approved by the Board of directors and insurance, vacation, and other fringe benefits for Mr. Davis.

        Mr. Davis' employment agreement contains a change in control provision applicable to changes in control of VIST. Generally, if Mr. Davis' employment is terminated involuntarily other than for cause or disability or if Mr. Davis voluntarily terminates his employment following a change in control of VIST, Mr. Davis will be entitled to a cash payment equal to two times his highest annualized base salary paid or payable to him at any time during the three years preceding such termination. In addition, following a change in control, for a period of twenty-four months following termination, Mr. Davis shall be entitled to continued participation in the company's health and other welfare benefit plans; however, if Mr. Davis is not permitted to participate in any of such plans in accordance with the administrative provisions of those plans and applicable federal and state law, we shall pay or cause to be paid to Mr. Davis in cash an amount equal to the after-tax cost to him to obtain substantially similar benefits.

        If Mr. Davis' employment is terminated without cause, and no change in control of VIST has occurred, then Mr. Davis is entitled to continue to receive his base salary in effect on the date of termination for a period equal to the lesser of the number of months remaining in the employment period or eighteen months. If Mr. Davis terminates his employment for specified events of good reason in the absence of a change in control, he is entitled to receive continued base salary for a period of twelve months. In the event that the amounts and benefits payable following a change in control, or employment is terminated without cause and no change in control of VIST has occurred, are such that Mr. Davis becomes subject to the excise tax provisions of Section 4999 of the Internal Revenue Code of 1986, VIST will pay Mr. Davis such additional amount or amounts as will result in his retention (after the payment of all federal, state and local excise, employment, and income taxes on such payments and the value of such benefits) of a net amount equal to the net amount Mr. Davis would have retained had the initially calculated payments and benefits been subject only to income and employment taxation.

        The employment agreement contains provisions restricting Mr. Davis' right to compete with VIST and VIST Bank for a period of eighteen months unless his employment is terminated other than for cause.

Michael C. Herr

        VIST and VIST Insurance have entered into an employment agreement dated July 2, 2007 with Michael C. Herr. The employment agreement has an initial term of three years and is automatically extended annually to provide for a period of three years from each annual renewal date unless either party shall give written notice of non renewal to t he other at least ninety days prior to the annual renewal date.

        The employment agreement provides for an annual base salary of $250,000. In the event the Board of directors increases Mr. Herr's base salary, the increased salary becomes the new base salary under the employment agreement. For any consecutive six month period, Mr. Herr shall be entitled to receive a cash bonus if VIST Insurance's Earnings Before Income Tax and Amortization ("EBITA") is at least 90% of the predetermined amount budgeted for the applicable six month period. For total EBITA between 90% and 99% of the pre-determined budget period, such bonus shall be equal to 1% of such EBITA. For total EBITA equal to 100% or more of the pre-determined amount budgeted for the applicable six month period, Mr. Herr shall receive a cash bonus equal to the sum of (i) 1% of the actual amount of EBITA budgeted plus (ii) 10% of the amount by which actual EBITA exceeds the amount budgeted for such six month period. The employment agreement also provides for a car allowance, insurance, vacation, other fringe benefits, and the right to participate in any commercial referral plan and any bonus plan approved by the Board of directors.

        Mr. Herr's employment agreement contains a change in control provision applicable to changes in control of VIST. If Mr. Herr's employment is terminated involuntarily other than for cause or disability, or if Mr. Herr voluntarily terminates his employment following a change in control of VIST, Mr. Herr will be entitled to a cash payment equal to two times his then annual base salary.

        If Mr. Herr's employment is terminated without cause, and no change in control of VIST has occurred, then Mr. Herr is entitled to continue to receive his annual base salary in effect on the date of termination for the remainder of the then existing employment period.

        The employment agreement contains provisions restricting Mr. Herr's right to compete with VIST and VIST Insurance for a period of two years unless his employment is terminated other than for cause.

Charles J. Hopkins

        VIST and VIST Insurance are parties to an employment agreement with Charles J. Hopkins. Mr. Hopkins' employment agreement currently provides for an annual base salary of $418,000. In the event the Board of directors increases Mr. Hopkins' base salary, the increased salary becomes the new base salary under the employment agreement. Mr. Hopkins is entitled to exclusive use of an automobile, with all insurance, maintenance and operating costs paid. In addition, the agreement provides, among other things, the right to participate in any commercial referral plan and any bonus plan approved by the Board of directors and insurance, vacation, pension and other fringe benefits for Mr. Hopkins. The employment agreement contains provisions restricting Mr. Hopkins' right to compete with VIST, VIST Insurance, or VIST Bank for a period of two years following termination of employment unless his employment is terminated other than for cause.

        If Mr. Hopkins' employment is terminated without cause, and no change in control of VIST has occurred, then Mr. Hopkins is entitled to receive his annual base salary for the remainder of the then current employment term. If Mr. Hopkins voluntarily terminates employment for certain reasons following a change in control, then Mr. Hopkins is entitled to severance benefits under his employment agreement. Such reasons include any reduction in title or responsibilities inconsistent with his status prior to the change in control, a reduction in salary or benefits, or any reassignment to a location greater than fifty miles from the location of his office on the date of the change in control. If such termination occurs, Mr. Hopkins will be paid an amount equal to two times his annual base compensation. If his termination or resignation occurs after he attains age 62 1/2, the payment to which Mr. Hopkins is entitled decreases in pro rata amounts at six month intervals from 250% of the sum of the highest base salary and bonus over the three years prior to termination or resignation, to 0% at age 65.

Change in Control Agreements

        The Company and VIST Bank are parties to change in control agreements with Edward C. Barrett, Executive Vice President and Chief Financial Officer, Christina S. McDonald, Executive Vice President and Chief Retail Banking Officer of VIST Bank, Neena M. Miller, Executive Vice President and Chief Credit Officer of VIST Bank, Terry A. Favilla, Senior Vice President and Treasurer, and Jenette L. Eck, Senior Vice President and Corporate Secretary. Each of these agreements provides the officer with severance benefits in the event that the officer's employment terminates for certain specified events of good reason following a change in control of the Company. The agreements generally provide for a benefit in each case of one times the sum of (i) the officer's highest annualized base salary in the year of termination of employment or over the two prior years and (ii) the highest cash bonus paid to the officer in the year of termination of employment or over the prior two years. Payments are made over a twelve-month period or twenty-four month period commencing on the month following termination of employment. The officer is also entitled to a continuation of health and medical benefits for a one-year period.

Compensation Upon Termination or Change in Control Table

        The following table sets forth certain information with respect to severance benefits under an employment agreement or change in control agreement with a named executive officer based on compensation received for the fiscal year end December 31, 2008:

		Absent a change in control			Following a change in control
		Disability	Involuntary Termination Not For Cause or Disability	Voluntary Termination For Good Reason	Disability	Voluntary Termination Not For Good Reason	Involuntary Termination Not For Cause or Disability OR Voluntary Termination For Good Reason
Robert D. Davis (4)	Base salary (1)	$86,134	$341,992	$341,992	$690,000	$690,000	$690,000
	Medical continuation (1)	$0	$9,422	$9,422	$18,695	$18,695	$18,695
	Value of accelerated stock options (2)	$0	$0	$0	$0	$0	$0
	Potential excise tax gross-up	$0	$0	$0	$0	$0	$0

	Total	$86,134	$351,414	$351,414	$708,695	$708,695	$708,695

Edward C. Barrett (4)	Base salary (1)	$0	$0	$0	$0	$0	$196,930
	Bonus (1)	$0	$0	$0	$0	$0	$0
	Medical continuation (1)	$0	$0	$0	$0	$0	$7,205
	Value of Supplemental Executive Retirement Plan ("SERP") (3)	$310,758	$235,053	$235,053	$542,463	$542,463	$542,463
	Value of accelerated stock options (2)	$0	$0	$0	$0	$0	$0
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$0	($43,330)

	Total	$310,758	$235,053	$235,053	$542,463	$542,463	$703,267

Charles J. Hopkins (4)	Base salary (1)	$0	$1,564,982	$0	$0	$0	$836,000
	Value of accelerated stock options (2)	$0	$0	$0	$0	$0	$0
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$0	$0

	Total	$0	$1,564,982	$0	$0	$0	$836,000

Christina S. McDonald (4)	Base salary (1)	$0	$0	$0	$0	$0	$300,318
	Bonus (1)	$0	$0	$0	$0	$0	$0
	Medical continuation (1)	$0	$0	$0	$0	$0	$9,422
	Value of accelerated stock options (2)	$0	$0	$0	$0	$0	$0
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$0	$0

	Total	$0	$0	$0	$0	$0	$309,740

Neena M. Miller (4)	Base salary (1)	$0	$0	$0	$0	$0	$168,745
	Bonus (1)	$0	$0	$0	$0	$0	$0
	Medical continuation (1)	$0	$0	$0	$0	$0	$9,422
	Value of accelerated stock options (2)	$0	$0	$0	$0	$0	$0
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$0	$0

	Total	$0	$0	$0	$0	$0	$178,167

Michael Herr (4)	Base salary (1)	$0	$500,000	$0	$0	$0	$500,000
	Bonus (1)	$0	$0	$0	$0	$0	$0
	Medical continuation (1)	$0	$0	$0	$0	$0	$0
	Value of accelerated stock options (2)	$0	$0	$0	$0	$0	$0
	Potential reduction in payout due to operation of Code Section 280G	$0	$0	$0	$0	$0	$0

	Total	$0	$500,000	$0	$0	$0	$500,000

(1)
For base salary, bonus and medical continuation payment calculation, and time and form of such payments, see "Executive Officer Agreements" and "Change in Control Agreements."

(2)
All stock options were "out-of-the-money" as of December 31, 2008

(3)
Payments commence at termination of employment, age 65 (upon a disability or termination prior to age 65 after a change in control), or within 60 days of death and are made in equal monthly installments for 15 years. Upon Mr. Barrett's death or retirement, he will receive an amount under his SERP equal to the amounts due following a change in control. For more information on Mr. Barrett's SERP, see "Deferred Compensation and Salary Continuation Agreements."

(4)
On December 19, 2008, we sold 25,000 shares of Series A Preferred Stock and an accompanying warrant to purchase our common stock to the United States Treasury under its TARP Capital Purchase Program. Section 111 of the Emergency Economic Stabilization Act of 2008 (the "EESA"), as amended, prohibits a participant in the TARP Capital Purchase Program from making, during the period in which Treasury continues to hold our Series A Preferred Stock, any payments to our senior executive officers and any of our next five most highly compensated employees as a result of their departure from the Company for any reason (except for payments for services performed or benefits accrued). Accordingly, as of December 31, 2008, the provisions of Section 111 by their terms would prohibit the Company from making many, if not all, of the payments set forth in the table. In the event that the Company repurchases the Series A Preferred Stock purchased by Treasury, the restrictions imposed by Section 111 relating to severance payments terminate.

Deferred Compensation and Salary Continuation Agreements

        VIST has entered into an agreement with Edward C. Barrett, Executive Vice President and Chief Financial Officer, which provides for supplemental retirement benefits. Benefits accrue through normal retirement age of 65. The agreements provide that if an executive separates from the company for reasons of termination, disability, change in control or early retirements, payments will be made based on the accrued benefit at the time of separation.

Pension Benefits Table

        The following table provides certain information regarding the present value of accumulated benefits under Mr. Barrett's Supplemental Executive Retirement Plan, as follows:

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Edward C. Barrett	Supplemental Executive Retirement Plan	6	210,123	46,173

 OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Policies and Procedures for Approving Related Persons Transactions

        NASDAQ Marketplace Rule 4250(h) requires that we conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and all such transactions must be approved by our Audit Committee or another independent body of the Board of directors. As required under its charter, the Audit Committee of the Board of Directors is responsible for reviewing and approving all transactions with any related party. Related parties include any of our directors or executive officers, certain of our shareholders and their immediate family members. This obligation is set forth in writing in the charter of the Audit Committee, which is available for review at our website at www.VISTfc.com or by contacting the Corporate Secretary.

        Our Code of Conduct and Ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to notify our Ethics Officer. A potential conflict exits whenever an individual has an outside interest—direct or indirect—which conflicts with the individual's duty to VIST or adversely affects the individual's judgment in the discharge of his or her responsibilities at VIST. The appearance of a conflict of interest may be just as damaging to our reputation as a real conflict of interest. Prior to consideration, our Board of directors requires full disclosure of all material facts concerning the relationship and financial interest of the relevant individuals in the transaction. The board then determines whether the terms and conditions of the transaction are less favorable to us than those offered by unrelated third parties. If the board makes this determination, the transaction must be approved by a majority of the independent directors entitled to vote on the matter with the interested director abstaining. Purchases and sales of real or personal property involving an affiliated person also require that we determine the value of the property from an independent outside appraiser. All of the transactions reported below under the heading "Other Director and Executive Officer Information—Transactions with Related Persons" were approved by our board of directors in accordance with these policies and procedures, and we believe that the terms of these transactions were not less favorable to us as those we could have obtained from unrelated third parties. The Code of Conduct and Ethics is available for review at our website at www.VISTfc.com or by contacting the Corporate Secretary.

        To identify related party transactions, each year, we submit and require our directors and officers to complete Director and Officer Questionnaires identifying any transaction with us or any of our subsidiaries in which the officer or director or their family members have an interest. The board of directors reviews related party transactions due to the potential for a conflict of interest. Each year, our directors and executive officers also review our Code of Conduct and Ethics.

Human Resources Committee Interlocks and Insider Participation

        No member of the Human Resources Committee (i) was, during the 2008 fiscal year, or had previously been, an officer of employee of VIST or our subsidiaries nor (ii) had any direct or indirect material interest in a transaction of VIST or a business relationship with VIST, in each case that would require disclosure under applicable rules of the SEC. No other interlocking relationship existed between any member of the Human Resources Committee or an executive officer of VIST, on the one hand, and any member of the compensation committee (or committee performing equivalent functions, or the full board of directors) or an executive officer of any other entity, on the other hand.

Transactions with Related Persons

        Some of our directors and officers, and the companies with which they are associated, are customers of, and during 2008 had banking transactions with, VIST Bank in the ordinary course of the bank's business, and intend to do so in the future. All loans and loan commitments included in such transactions were made in the ordinary course of business under substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management, do not involve more than the normal risk of collection or present other unfavorable features. At December 31, 2008, total loans and commitments of approximately

$10.6 million were outstanding to our executive officers and directors and their affiliated businesses, which represented approximately 8.6% of our shareholders' equity at such date.

        VIST Bank presently leases one location from The DePaul Group. This lease relates to the VIST Bank financial center located in Blue Bell, Montgomery County, Pennsylvania. The aggregate amount of lease payments to The DePaul Group under this lease was approximately $433,098 for the period from January 1, 2008 through December 31, 2008. The aggregate amount of lease payments for 2008 is expected to remain unchanged. Director Patrick J. Callahan is an executive officer of The DePaul Group. Director Michael J. O'Donoghue is the brother-in-law of a principal of The DePaul Group.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and any persons owning ten percent or more of our common stock, to file in their personal capacities, initial statements of beneficial ownership, statements of change in beneficial ownership, and annual statements of beneficial ownership with the Securities and Exchange Commission. Persons filing such beneficial ownership statements are required by SEC regulations to furnish us with copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the proxy statement. To the best of our knowledge, there were no late filings during 2008.

MATTER NO. 2
APPROVAL OF VIST FINANCIAL CORP.
2010 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

        The Board of Directors has adopted the VIST 2010 Non-Employee Director Compensation Plan. The Plan will replace the Non-Employee Director Compensation Plan adopted by the Board of Directors and approved by shareholders in April 2000 which expires in April 2010. The Board believes that the 2010 Non-Employee Director Compensation Plan will closely align the interests of the non-employee members of the Board of Directors with shareholders through the payment of a material portion of an annually established dollar amount of non-employee director compensation in the form of Company common stock, and permitting them to elect to receive up to 100% of their annual compensation in the form of Company common stock. The Board therefore recommends approval of the Non-Employee Director Compensation Plan. Non-employee directors are also eligible to receive awards of nonqualified stock options and restricted stock under the Company's 2007 Equity Incentive Plan as a long-term incentive component of non-employee director compensation.

        The following summarizes the principal features of the Non-Employee Director Compensation Plan. The summary is qualified in its entirety by reference to the full text of the Plan, which is attached to this proxy statement as Exhibit A.

        Under the Plan, the Human Resources/Compensation Committee will annually establish a dollar amount of compensation payable for all services (including any annual retainer and Board and committee meeting attendance fees) performed by any non-employee director or any non-employee director of any subsidiary of the Company designated by resolution of the Company's Board of Directors as well as the stock component percentage of such annual compensation to be paid in the form of Company common stock. Each non-employee director will participate in the Plan. The actual number of shares of Company common stock to be distributed to a participating non-employee director will be determined in all cases by multiplying the director's annual compensation for the year by the stock component percentage, and dividing the result by the VIST Market Price. Each participating director can elect to receive more than the established stock component percentage by making a written election with the Company's corporate secretary prior to the year to which the compensation relates. The VIST Market Price, as defined by the Plan, means the average of the closing sale price for the fifteen (15) consecutive trading days ended on the last trading day of the calendar year for which the determination is being made.

        The Human Resources/Compensation Committee will administer and interpret the Plan and have the power to construe the Plan, determine all questions arising under the Plan and to adopt and amend such rules and regulations for administration of the Plan as it deems desirable, all of which must be consistent with the terms of the Plan.

        A maximum of 250,000 shares of the Company's common stock may be issued under the Plan. These shares may be authorized but unissued shares, treasury shares, or shares purchased in the open market. In the event of a stock split, reverse stock split, stock dividend, reclassification or similar change affecting the common stock of the Company, adjustments may be made to the number of shares available for issuance.

        The Board of Directors may amend the Plan without shareholder approval, subject to applicable law; provided, however, that amendment of the Plan may not without the participant's written consent materially and adversely affect any right of a participant with respect to shares of common stock previously issued.

        The Plan will terminate upon the earlier of the Board's adoption of a resolution terminating the Plan or ten (10) years from the date the Plan is approved and adopted by shareholders.

        We are not providing a new plan benefit table for the Plan and the benefits or amounts that would have been received by or allocated to non-employee directors for 2008 under the Plan if it had been in effect because the benefits allocated or received under the Plan depend on, among other things, a non-employee director's election. Therefore, we cannot determine the benefits and amounts that will be received or allocated under the Plan at this time. See "Director Compensation" for information about benefits received and allocated under the prior non-employee director compensation plan that was in effect for 2008.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE VIST FINANCIAL CORP. 2010 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN. The affirmative vote of a majority of all votes cast at the meeting is required to approve this proposal. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of this proposal. All proxies will be voted "FOR" approval of the VIST Financial Corp. 2010 Non-Employee Director Compensation Plan unless a shareholder specifies to the contrary on such shareholder's proxy card.

MATTER NO. 3
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

        In connection with our participation in the U.S. Treasury's TARP Capital Purchase Program, we are required to submit a proposal allowing our shareholders to cast an advisory vote on the compensation paid to our named executive officers pursuant to the policies and programs described in the Compensation Discussion and Analysis and disclosed in the tables and narrative disclosure included in this Proxy Statement.

        As described in the Compensation Discussion and Analysis, our compensation program is designed to be sufficiently competitive to attract and retain qualified individuals. It is also designed to align the interests of management with the interests of shareholders with pay linked to performance and equity compensation for executive officers tied to corporate or individual performance goals.

        This Matter No. 3, commonly known as a "Say-on-Pay" proposal, gives you as a shareholder an opportunity to endorse or not endorse our executive compensation programs and polices through a vote on the following resolution:

  "RESOLVED, that the shareholders approve the overall executive compensation policies and procedures employed by the Company, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement."

        Because your vote is advisory, it will not be binding upon the Board of Directors. The Compensation Committee of the Board of Directors will, however, take into account the results of the vote on this matter when considering future executive compensation programs and arrangements.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE ADVISORY (NON-BINDING) PROPOSAL ON EXECUTIVE COMPENSATION. The affirmative vote of a majority of all votes cast at the meeting is required to approve this proposal. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of this proposal. All proxies will by voted "FOR" approval of this proposal unless a shareholder specifies to the contrary on such shareholder's proxy card.

MATTER NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of directors has appointed Beard Miller Company LLP, as VIST's independent registered public accounting firm for the fiscal year ending December 31, 2009. Beard Miller Company LLP has acted as VIST's independent registered public accounting firm continuously since 1990. The appointment was recommended by the Audit Committee and is subject to shareholder ratification. Representatives from Beard Miller Company LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER COMPANY LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2009 FISCAL YEAR.

ADDITIONAL INFORMATION

Principal Shareholders

        The following table sets forth, as of February 17, 2009, the name and address of each person who owns of record or who is known by the Board of directors to be the beneficial owner of more than five percent of our common stock, the number of shares beneficially owned by such person, and the percentage of the common stock owned.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Ownership		Percentage of Shares Outstanding
Wellington Management Company, LLP 75 State Street Boston, MA 02109	383,544	(1)	6.73%

(1)
Based upon a Schedule 13G filing dated February 17, 2009, made pursuant to the regulation of the Securities and Exchange Commission. According to the Schedule 13G, the securities as to which the Schedule 13G was filed by Wellington Management Company, in its capacity as an investment advisor, are owned of record by clients of Wellington Management Company. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. According to the Schedule 13G, no such client is known to have such right or power with respect to more than five percent of the common stock.

Other Matters

        Management knows of no business other than as described above that is planned to be brought before the Meeting. Should any other matters arise, however, the persons named on the enclosed proxy will vote thereon to their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Secretary

ATTACHMENT "A"

Exhibit A

VIST Financial Corp.
2010 Non-Employee Director Compensation Plan

VIST FINANCIAL CORP.
2010 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

        1.     Purpose.    The purpose of the VIST Financial Corp. 2010 Non-Employee Director Compensation Plan (the "Plan") is to advance the interests of VIST Financial Corp. (the "Company") and its shareholders by closely aligning the interests of the Company and its shareholders with (i) members of the Board of Directors of the Company (the "Board") who are not employees of the Company or any Subsidiary (as defined in Section 3); (ii) members of the Board of Directors of any Subsidiary designated by resolution of the Board of Directors of the Company to participate in this Plan who are not employees of the Company or any Subsidiary; and (iii) members of any other body performing the function of a board of directors designated by resolution of the Board of Directors of the Company to participate in this Plan who are not employees of the Company or any Subsidiary (collectively, the "Non-Employee Directors"). Therefore, this Plan permits the payment of a potentially material portion of an annually established dollar amount of compensation payable to Non-Employee Directors for service on the Board of Directors and committees of the Board of Directors in shares of the Company's common stock, $5.00 par value per share ("Common Stock"). Common Stock issuable under this Plan may be either authorized but unissued shares, treasury shares, or shares purchased in the open market. In addition to the foregoing, and in furtherance of the articulated purpose of the Plan, Non-Employee Directors are eligible to receive Awards of Nonqualified Stock Options and/or Restricted Stock as a long-term incentive component of Non-Employee Director Compensation. Any such Awards will be made under the VIST Financial Corp. 2007 Equity Incentive Plan (the "Equity Incentive Plan") or any such other equity plan that the Company may adopt from time to time that permits awards of nonqualified stock options or restricted stock to Non-Employee Directors of the Company. Capitalized terms not defined in this Plan shall have the meanings ascribed to t hem in the Equity Incentive Plan.

        2.     Administration.    The Plan shall be administered by the Human Resource/Compensation Committee of the Board of Directors of the Company (the "Committee". The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may delegate to other officers or employees of the Company its duties for the day-to-day administration of the Plan. No member of the Committee shall be liable for anything done or omitted to be done by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

        3.     Definition of Subsidiaries.    As used herein, the term "Subsidiary" means any corporation, joint venture or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a joint venture or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof.

        4.     Participation; Amount of Annual Non-Employee Director Compensation.

          (a)   Each Non-Employee Director shall participate in the Plan. The Committee shall annually establish a dollar amount of annual compensation (the "Annual Compensation") based on the Compensation Factors, payable for services to be performed by the Non-Employee Directors. Such fees may be payable in shares of Common Stock and cash as follows: (i) the portion of a Non-Employee Director's Annual Compensation for any year that is payable in shares of Common Stock, if any, shall be determined by multiplying the Non-Employee Director's Annual Compensation for such year by the Stock Component Percentage, or such larger percentage expressed as a decimal designated by such Non-Employee Director, and dividing the result by the VIST Market Price (as defined in Section 4(b)) as of December 31 of the year for which the Annual Compensation is payable; and (ii) the balance, if any, of a Non-Employee Director's Annual Compensation for any year shall be payable in cash. Annually, each Non-Employee Director shall designate in writing to the Corporate Secretary the percentage (not less than the Stock Component Percentage) of the Non-Employee Director's Annual Compensation for such year that the Non-Employee Director wishes to receive in the form of Common Stock. In the event that a Non-Employee Director fails to make a designation for any year, the last previous designation made by the Non-Employee Director shall be deemed to be the designation for such year. Notwithstanding the foregoing, in the event a Non-Employee Director fails to meet the Common Stock ownership requirements of the Company during the term of this Plan, the Committee may, in its discretion, increase the percentage of Annual Compensation payable in shares of Common Stock until such requirements have been met.

          (b)   "VIST Market Price" shall mean, as of any date, the average of the closing sale prices (or, if unavailable for any day, the mean between the high bid and low asked prices for such day) of a share of Common Stock as reported by Nasdaq or, if not so reported, by an independent source in the over-the-counter market for the fifteen (15) consecutive trading days ended on the last trading day of the calendar year with respect to which the determination is being made.

          (c)   "Stock Component Percentage" shall mean the percentage of Annual Compensation payable in shares of Common Stock as established by the Committee prior to t he period to which such Annual Compensation relates.

          (d)   "Compensation Factors" shall mean the dollar value ascribed by the Committee for the following services:

              (i)  annual retainer for each Non-Employee Director;

             (ii)  chairman retainer for the non-employee chairman of the Board;

            (iii)  committee chair retainer for each non-employee chair of a committee of the Board;

            (iv)  Board meeting fee for each meeting of the Board attended by Non-Employee Directors; and

             (v)  committee meeting fee for each committee meeting attended by non-employee committee members.

        5.     Equity Grants.    Each Non-Employee Director shall be eligible to receive, from time to time, an Award or Awards of Nonqualified Stock Options and/or Restricted Stock subject to the terms and conditions of the Equity Incentive Plan.

          (a)   Stock Options.

              (i)  Subject to the provisions of the Equity Incentive Plan, in addition to Annual Compensation, the Committee shall have the authority to Award Nonqualified Stock Options to Non-Employee Directors under the Equity Incentive Plan and to determine (i) the date of such Award, (ii) the number of shares of Common Stock to be covered by each Nonqualified Stock Option, (iii) subject to Section 5(a)(ii), the exercise price of the Nonqualified Stock Option and (iv) the conditions and limitations applicable to the vesting and exercise of the Nonqualified Stock Option.

             (ii)  The exercise price of a Nonqualified Stock Option shall not be less than 100% of the Fair Market Value (as determined under Section 6.3 of the Equity Incentive Plan) of a share of Common Stock on the date of award.

            (iii)  Each Nonqualified Stock Option shall be exercised at such times and subject to such terms and conditions as the Committee may specify at the time of the Award of such Nonqualified Stock Option or thereafter, as evidenced by an Agreement. No shares of Common Stock shall be delivered pursuant to any exercise of a Nonqualified Stock Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefor.

          (b)   Restricted Stock.

              (i)  Subject to the terms of the Equity Incentive Plan, in addition to Annual Compensation, the Committee shall have the authority to Award shares of Restricted Stock to Non-Employee Directors under the Equity Incentive Plan in such number of shares and at such times as the Committee shall determine and as evidenced by an Agreement.

             (ii)  Each Restricted Stock Award shall be subject to such terms and conditions as may be specified in the Agreement issued to a Non-Employee Director to evidence such Award. A Restricted Stock Award shall be subject to a vesting schedule and one or more Performance Goals.

        6.     Payment of Annual Non-Employee Director Compensation.    There shall be issued to each Non-Employee Director within thirty (30) days of the end of each calendar year, the number of shares of Common Stock payable to such Non-Employee Director as Annual Compensation for such year determined pursuant to Section 4 above. There shall be paid to each Non-Employee Director within thirty (30) days of the end of each calendar year the cash compensation payable to such Non-Employee Director as determined pursuant to Section 4 above.

        7.     Number of Shares of Common Stock Issuable Under the Plan.    The maximum number of shares of Common Stock that may be issued under the Plan shall be 250,000, provided, however, that if the Company shall at any time increase or decrease the number of its outstanding shares of Common Stock or change in any way the rights and privileges of such shares by means of a payment of a stock dividend or any other distribution upon such shares payable in Common Stock, or through a stock split, reverse stock split, subdivision, consolidation, combination, reclassification or recapitalization involving Common Stock, then the numbers, rights and privileges of the shares issuable under Section 4 and this Section 6 of Plan shall be increased, decreased or changed in like manner. To the extent that the application of this Section would result in fractional shares of Common Stock being issuable, cash will be paid to the Non-Employee Director in lieu of such fractional shares based upon the VIST Market Price. If any Nonqualified Stock Option or Restricted Stock is forfeited without an issuance of shares of Common Stock, the shares of Common Stock otherwise subject to such Nonqualified Stock Option or Restricted Stock shall again be available for grants and Awards hereunder.

        If the shares of Common Stock of the Company as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares of Common Stock that may be issued under the Plan. Any increases, decreases, or changes to the shares of Common Stock subject to outstanding Awards, and the terms thereof, as a result of the occurrence of any of the foregoing events shall be made in accordance with the Equity Incentive Plan.

        8.     Miscellaneous Provisions.

          (a)   Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be elected as a director of the Company or any Subsidiary.

          (b)   A participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

          (c)   No shares of Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable securities laws and regulations and other applicable laws, regulations and requirements.

          (d)   It shall be a condition to the obligation of the Company to issue shares of Common Stock hereunder, that the participant pay to the Company, to the extent required by law and upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. A Non-Employee Director may satisfy the withholding obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock, otherwise issuable under the Plan, having a fair market value equal to the amount required to be withheld. If the amount requested is not paid, the Company shall have no obligation to issue, and the participant shall have no right to receive, shares of Common Stock.

          (e)   The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares hereunder.

          (f)    By accepting any Common Stock hereunder or other benefit under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

          (g)   The accepting any Common Stock hereunder or other benefit under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

          (h)   The provisions of this Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          (i)    Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions thereof. The use of the singular shall also include within its meaning the plural, where appropriate, and vice versa.

        9.     Amendment.    The Plan may be amended at any time and from time to time by resolution of the Board as the Board shall deem advisable; provided, however, that no amendment shall become effective without shareholder approval if such shareholder approval is required by law, rule or regulation. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any shares of Common Stock theretofore issued without such participant's written consent.

        10.   Termination.    This Plan shall terminate upon the earlier of the following dates or events to occur:

          (a)   upon the adoption of a resolution of the Board terminating the Plan; or

          (b)   ten years from the effective date of the Plan pursuant to Section 11 below.

        No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person without his or her consent with respect to any shares of Common Stock theretofore earned and issuable under the Plan.

        11.   Shareholder Approval and Adoption.    The Plan shall be effective as of January 1, 2010, contingent upon shareholder approval and adoption at the 2009 annual meeting of shareholders of the Company. The shareholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the Commonwealth of Pennsylvania.

[PROXY CARD]

[Side 1]

VIST FINANCIAL CORP.

I/We hereby appoint Jenette L. Eck,  with full power to appoint her substitute, and hereby authorize her to represent and to vote, as designated on the reverse side, all the shares of common stock of VIST Financial  Corp. (the “Company”) held of record by me/us on March 2, 2009, at the Annual Meeting of Shareholders to be held on April 21, 2009, or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS,  FOR APPROVAL OF THE VIST FINANCIAL CORP. 2010 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN, FOR APPROVAL OF THE ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION, AND FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. This proxy will be voted, in the discretion of the proxyholder, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please vote and sign on the other side

[Side 2]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” THE FOLLOWING MATTERS AND PROPOSALS

MATTER NO. 1:

ELECTION OF CLASS III DIRECTORS

TO SERVE UNTIL 2012

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

James H. Burton, Robert D. Carl III, Philip E. Hughes Jr., Frank C. Milewski
Harry J. O’Neill

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS OR HER NAME IN THE ABOVE LIST.)

MATTER NO. 2:

APPROVAL OF THE VIST FINANCIAL CORP. 2010 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

FOR	AGAINST	ABSTAIN
☐	☐	☐

MATTER NO. 3:

APPROVAL OF THE ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

FOR	AGAINST	ABSTAIN
☐	☐	☐

MATTER NO. 4:

RATIFICATION OF INDEPENDENT AUDITORS

FOR	AGAINST	ABSTAIN
☐	☐	☐

The undersigned hereby acknowledges receipt of the Proxy Statement for the 2009 Annual Meeting, and hereby revokes any proxy or proxies heretofore given to vote shares at said meeting or any adjournment thereof.

Dated , 2009
Signature

(PLEASE SIGN, DATE AND RETURN
THIS PROXY IN THE ENCLOSED
ADDRESSED ENVELOPE)
Signature if held jointly. Please sign
exactly as your name appears on
this proxy card.